                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                            MONTHLY OPERATING REPORT
                File with Court and submit copy to United States
                   Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                 DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                           FORM NO.            ATTACHED    ATTACHED
--------------------------------------------------------------------         ---------------     --------    -----------
Debtor Affirmations                                                          MOR - 1               Yes
Schedule of Cash Receipts and Disbursements                                  MOR - 2               Yes
Bank Account Reconciliations                                                 MOR - 2 (CON'T)       Yes
Statement of Operations                                                      MOR - 3               Yes
Balance Sheet                                                                MOR - 4               Yes
Status of Postpetition Taxes                                                 MOR - 5               N/A
Summary of Unpaid Postpetition Debts                                         MOR - 5               N/A
Listing of aged accounts payable                                             MOR - 5               N/A
Schedule of Insurance - Listing of Policies                                  MOR - 6               N/A
Appendix A - Copy of Company's 7-10-02 Letter to Merchandise Vendors         A1                    Yes
Appendix B - Copy of Company's 7-25-02 Press Release                         B1                    Yes



The statements contained within have been completed on an ACCRUAL BASIS. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
--------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                 8/5/02
-------------------------------------                               -----------
Signature of Authorized Individual                                  Date


Paul W. Gilbert                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE           FALSE
---------------------------------------------------------------------------        ----           -----
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                               X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                      X

3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                   X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
------------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                 8/5/02
------------------------------------------                          ------------
Signature of Authorized Individual                                  Date



Paul W. Gilbert                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

                                                                                                               CUMULATIVE
                                                                                                               FILING TO
                                                          BANK ACCOUNTS                       CURRENT MONTH       DATE

                                     OPERATING                                                   ACTUAL          ACTUAL
                                     ------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH            $       -    $       -     $        -     $        -      $       84      $       84
                                     =========    =========     ==========     ==========      ==========      ==========

RECEIPTS                             SEE SCHEDULE A FOR DETAIL
--------                             -------------------------
INTERNAL TRANSFERS                           -            -              -              -               -               -

INTEREST INCOME                              -            -              -              -               -               -

ACCOUNTS RECEIVABLE - CREDIT &
COLL.                                        -            -              -              -               -               -

ACCOUNTS RECEIVABLE - LOCKBOX                -            -              -              -               -               -

RETAIL STORE DEPOSITS                        -            -              -              -               -               -

GOB JOINT VENTURE PROCEEDS - OZER                                                                       -               -

REVOLVER BORROWINGS - FLEET                  -            -              -              -               -               -

RETURN ITEMS REDEPOSITED                     -            -              -              -               -               -

MISCELLANEOUS                                -            -              -              -               -               -

BANKCARD CASH RECEIPTS                       -            -              -              -               -               -

EMPLOYEE BENEFIT PLANS                       -            -              -              -               -               -
                                     ---------    ---------     ----------     ----------      ----------      ----------
   TOTAL RECEIPTS                    $       -    $       -     $        -     $        -      $        -      $        -
                                     =========    =========     ==========     ==========      ==========      ==========


DISBURSEMENTS                        SEE SCHEDULE A FOR DETAIL
-------------                        -------------------------
INTERNAL TRANSFERS                           -            -              -              -               -               -

ELECTRONIC PAYROLL TAXES PAYMENTS            -            -              -              -               -               -

PAYROLL                                      -            -              -              -               -               -

                                             -            -              -              -               -               -

VENDOR PAYMENTS                              -            -              -              -               -               -

ELECTRONIC SALES TAX PAYMENTS                -            -              -              -               -               -

RECEIPTS APPLIED TO REVOLVER
BALANCE                                      -            -              -              -               -               -

CUSTOMER REFUNDS                                                                                        -               -

EMPLOYEE BENEFIT PLAN PAYMENTS                                                                          -               -

BANK FEES                                    -            -              -              -               -               -

RETURN ITEMS                                 -            -              -              -               -               -

MISCELLANEOUS                                                                                           -               -

                                             -            -              -              -               -               -
                                     ---------    ---------     ----------     ----------      ----------      ----------
   TOTAL DISBURSEMENTS               $       -    $       -     $         -    $        -               -               -
                                     =========    =========     ==========     ==========      ==========      ==========

NET CASH FLOW                        $       -    $       -     $        -     $        -      $        -      $        -
                                     =========    =========     ==========     ==========      ==========      ==========

CASH - END OF MONTH                  $       -    $       -     $        -     $        -      $       84      $       84
                                     =========    =========     ==========     ==========      ==========      ==========



DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                            $        -

   LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                     -

   PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                   -

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                $        -

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A
TOTAL REPORTING PERIOD

                                                                                     JCC            CURRENT MONTH
                                                                                 1840421752             ACTUAL
                                                                                 ----------         -------------
Cash - Beg                                                                       $    83.51         $          84
                                                                                 ==========         =============
Receipts
Internal Transfers                                                                        -                     -
Interest Income                                                                           -                     -
Accounts Receivable - Credit & Collections                                                -                     -
Accounts Receivable - Lockbox                                                             -                     -
Retail Cash/Check Sales & J-Card Store Payments                                           -                     -
GOB Joint Venture Receipts - Ozer                                                         -                     -
Revolver Borrowings - Fleet                                                               -                     -
Return Items Redeposited                                                                  -                     -
Misc Deposits/Credits                                                                     -                     -
Bankcard Receipts                                                                         -                     -
Employee Benefit Plans - Payments from Providers                                          -                     -
Total Receipts                                                                   $        -         $           -
                                                                                 ==========         =============
Disbursements                                                                                                   -
Internal Transfers                                                                        -                     -
Electronic Payroll Tax Payments                                                           -                     -
Payroll                                                                                   -                     -
                                                                                          -                     -
Vendor Payments                                                                           -                     -
Electronic Sales Tax Payments                                                             -                     -
Receipts applied to Revolver Balance - Fleet                                              -                     -
Customer Refunds                                                                          -                     -
Employee Benefit Plan Payments                                                            -                     -
Bank Fees                                                                                 -                     -
Return Items                                                                              -                     -
Miscellaneous                                                                             -                     -
                                                                                 ----------         -------------
Total Disbursements                                                              $        -         $           -
                                                                                 ==========         =============
Net Cash Flow                                                                    $        -         $           -
                                                                                 ==========         =============
Cash End of Month                                                                $       84         $          84
                                                                                 ==========         =============

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002


                               BANK RECONCILIATION

JACOBSON CREDIT CORP.

                                                        BANK ACCOUNTS
                                                        -------------
BALANCE PER BOOKS
                              $         -        $        -        $          -      $        -
                              ===========        ==========        ============      ==========

Bank Balance                  SEE ATTACHED SCHEDULE B                         -               -

Plus: Deposits In Transit               -                 -                   -               -

Less: Outstanding Checks                -                 -                   -               -

Other                                   -                 -                   -               -
                              -----------        ----------        ------------      ----------
ADJUSTED BANK BALANCE         $         -        $        -        $          -      $        -
                              ===========        ==========        ============      ==========


OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BANK RECONCILIATION SCHEDULE - SCHEDULE B

                                                             COMERICA           TOTAL
                                                               JCC
                                                            1840421752
                                                            ----------       -----------
Balance Per Books                                           $       -        $         -
                                                            =========        ===========
Bank Balance                                                       84                 84
Plus: Deposits in Transit - Booked Not Banked                                          -
Less: Outstanding Checks/Wire Transfers                                                -
Less: Deposits in Transit - Banked not Booked                                          -
Misposted Entries                                                                      -
Checks issued not on Books                                                             -
Encoding Error Deposit not on Books                                                    -
Return of Direct Deposit Funds not on Books                                            -
Checks Cleared not O/S on Books                                                        -
Overdraft Charges not on Books                                                         -
Returned Items not on Books                                                            -
Interest Expense not on Books                                                          -
Bank Fees not on Books                                                                 -
Misc Deposit not on Books                                                              -
Bankcard Fees not on Books                                                             -
Bankcard Debits on Books not Bank                                                      -
Misc variance                                                     (84)               (84)
                                                            ---------        -----------
ADJUSTED BANK BALANCE                                       $       -        $         -
                                                            =========        ===========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002


                             STATEMENT OF OPERATIONS
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                                                        Cumulative
                                                                                      Filing to date
                                                                         June             Totals
                                                                      ----------      --------------
Net Sales                                                             $        -      $           -

Cost of Goods Sold                                                             -                  -
                                                                      ----------      -------------
Gross Profit                                                                   -                  -

Operating Expenses                                                             -                  -
                                                                      ----------      -------------
Operating Income / (Loss)                                                      -                  -

Interest Expense                                                               -                  -

Other Income                                                                   -                  -
                                                                      ----------      -------------
Net Income / (Loss) b/4 Restructuring Costs and Taxes                          -                  -

Reorganization Expenses - (incl. Professional Fees)                            -                  -

Income Taxes - Benefit / (Expense)                                             -                  -
                                                                      ----------      -------------
Net Income / (Loss)                                                   $        -      $           -
                                                                      ==========      =============

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002


                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                ASSETS
                                ------
CURRENT ASSETS
--------------
CASH AND CASH EQUIVALENTS                                                  $     -
ACCOUNTS RECEIVABLE, NET                                                              0
DUE FROM VENDORS                                                                      0
INTERCOMPANY RECEIVABLE                                                           8,524
INVENTORIES                                                                           0
DEFERRED FINANCING                                                                    0
OTHER PREPAIDS                                                                        0
REFUNDABLE INCOME TAXES                                                               0
                                                                           ------------
TOTAL CURRENT ASSETS                                                              8,524

TOTAL P, P & E:                                                                       0
LESS: ACCUMULATED DEPR.                                                               0
                                                                           ------------
          PROPERTY, PLANT & EQUIPMENT, NET                                            -

OTHER ASSETS:
NET GOODWILL                                                                          0
LIFE INSURANCE - CSV                                                                  0
PREPAID PENSION                                                                       0
OTHER                                                                                 0
                                                                           ------------
TOTAL OTHER ASSETS                                                                    -
                                                                           ------------
TOTAL ASSETS                                                               $      8,524
                                                                           ============

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                                  BALANCE SHEET
                             (dollars in thousands)

        (Amounts subject to potential fiscal year-end audit adjustments)

                       LIABILITIES & STOCKHOLDERS' EQUITY
                              CURRENT LIABILITIES

POST-PETITION LIABILITIES & ACCRUED EXPENSES:
ACCOUNTS PAYABLE                                   $ --
AMOUNTS DUE TO INSIDERS                                 0
ACCRUED PAYROLL                                         0
ACCRUED PROPERTY TAXES                                  0
ACCRUED PAYROLL TAXES                                   0
ACCRUED STATE INCOME TAXES                              0
ACCRUED SALES & USE TAXES                               0
ACCRUED INTEREST                                        0
ACCRUED PROFESSIONAL FEES                               0
ACCRUED RENT/LEASE                                      0
ACCRUED OTHER                                           0
                                                   ------
                                      SUBTOTAL          0

OTHER POST-PETITION LIABILITIES:
NOTES PAYABLE - REVOLVER                                0
INTERCOMPANY LIABILITIES                                0
RESTRUCTURING RESERVE                                   0
DEFERRED RENT                                           0
BANK FLOAT / OVERDRAFTS                                 0
OTHER LIABILITIES                                       0
                                                   ------
                                      SUBTOTAL          0
                                                   ------
TOTAL CURRENT POST-PETITION LIABILITIES                 0

LIABILITIES SUBJECT TO COMPROMISE:
ACCOUNTS PAYABLE                                        0
ACCRUED GOM CAPITAL LEASE OBLIGATION                    0
ACCRUED VACATION                                        0
ACCRUED WORKERS COMPENSATION                            0
ACCRUED INTEREST                                        0
ACCRUED PROPERTY TAXES                                  0
OFFICER'S DEFERRED COMPENSATION                         0
MORTGAGES                                               0
DEBENTURES                                              0
OTHER LIABILITIES                                       0
                                                   ------
                                      SUBTOTAL          0
                                                   ------
TOTAL LIABILITIES                                      --

STOCKHOLDERS' EQUITY
COMMON STOCK                                        1,700
PAID IN SURPLUS                                         0
TREASURY STOCK                                          0
RETAINED EARNINGS, BEGINNING                        6,824
CURRENT PERIOD EARNINGS                                 0
                                                   ------

                                      SUBTOTAL      8,524
                                                   ------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY           $8,524
                                                   ======

Dear Vendor:

         As you are aware, on January 15, 2002, Jacobson Stores Inc., and its corporate affiliates (collectively, the "Company") each filed voluntary petitions for bankruptcy protection under Title 11 of the United States Code (the "Bankruptcy Code"). Since that time, the Company has devoted a great deal of effort to attempt to reorganize its business and return the Company to a profitable and successful retail operation. On behalf of the Company, we would like to thank you for your support during this very difficult time.

         Despite the Company's efforts, as a result of lower than expected sales, coupled with the current retail environment, the Company has been unable to meet certain of its sales covenants under its post-Chapter 11 secured, revolving credits facility, dated January 30, 2002 (the "Revolving Credit Facility"). As a result, by letter dated July 1, 2002, the lenders under the Revolving Credit Facility (the "Lenders") declared an Event of Default under the Revolving Credit Facility (the "Default Letter"). The Lenders' delivery of the Default Letter triggered various other provisions of the Revolving Credit Facility, including, but not limited, the Lenders' right, in their sole discretion, to (a) refuse to continue to lend money to the Company, and/or (b) restrict the Company's cash outlays; and/or (c) refuse to issue, extend or renew any outstanding letters of credit beyond the current terms thereof, until such time as the Revolving Credit Facility has been re-paid in full. Needless to say, the declaration of an Event of Default materially altered the Company's ability to maintain its operations and caused the Company to file an expedited motion with the Bankruptcy Court, seeking authority to dispose of its assets by means of a Comprehensive Sale Transaction or through the conduct of "going-out-of-business" sales. An auction for certain of the Company's assets is scheduled for July 24, 2002 (the "Auction").

         In light of the Company's need to maintain operations and continue to preserve and maximize the value recovered for its assets at the Auction, the Company has prepared a budget pursuant to which it anticipates that the Lenders would continue to fund certain of the Company's operational costs (the "Wind-Down Budget"), including payment, in the ordinary course for certain merchandise scheduled to be delivered to the Company during the month of July, that was ordered under duly authorized Company Purchase Orders and in compliance with such Purchase Orders as to all terms and conditions and pay for such orders in the normal course of business.

         Unfortunately, based on its current cash flow projections and the Wind-Down Budget, the Company does not have sufficient liquidity to, at this point in time, pay for merchandise that was received by the Company prior to July 1, 2002. The Company is disclosing this information to you, not to alarm you, but to explain, in advance, why there may be a delay in your receipt of payment. However, it is the Company's intention, and in fact its obligation under the Bankruptcy Code, to treat its unpaid obligations for goods that were sold and delivered to the Company after January 15, 2002, as administrative expense claims. The Company anticipates that upon the completion of the sale of all of the Company's assets (including the Company's real estate interests, which the Company anticipates will occur in September, 2002) and payment in full to the Lenders, the Company will have sufficient cash flow in October, 2002, to tender payment in full on account of all its outstanding post-petition invoices. We hope that those of you who continue to have outstanding purchase orders scheduled for delivery in July will continue to work with the Company to enable the Company to receive the merchandise that the Company needs to carry itself through to the end of July. A representative from our Buyers department will be in contact with you to coordinate shipment and receipt of such necessary merchandise, as well as to coordinate the cancellation of certain other purchase orders for which the Company neither has the money to pay, nor, unfortunately, after the end of July, the need for.

         We cannot express in words the Company's sincere disappointment at this turn of events and we again, thank you for your support of the Company.


                                                     Very truly yours,


                                                     Jacobson Stores, Inc.

FOR IMMEDIATE RELEASE                                  CONTACT: Paul W. Gilbert
                                                                517-764-6400


JACOBSON'S TO BEGIN LIQUIDATION PROCESS AT ALL 18 STORES

         JACKSON, Mich., July 25, 2002 - Jacobson Stores Inc. today received authorization to begin liquidating over $100 million of merchandise inventory in its 18 remaining stores. Closing sales begin Friday, July 26, 2002.

         The United States Bankruptcy Court for the Eastern District of Michigan, Southern Division approved two bids, one to purchase the Company's merchandise and another to purchase its accounts receivable.

         Approval of the liquidation process follows the Company's unsuccessful attempts to sell the business as a going concern.

         A joint venture group comprised of Gordon Brothers Retail Partners LLC, SB Capital Group, LLC, Tiger Capital Group, LLC, and Buxbaum & Associates, Inc. will manage the liquidation sales for the 134-year-old specialty retailer.

         The going out of business sales will continue until all merchandise has been sold. The sales will offer storewide discounts off the lowest ticketed prices in categories such as men's, women's and children's clothing, home furnishings, giftware and fine jewelry.

         "This is a great opportunity for Jacobson's customers to find the distinctive merchandise assortments and fine gifts that they have come to expect at Jacobson's at significant discounts," said Gary Kulp of Boston-based Gordon Brothers Group, on behalf of the joint venture. "Since many of the most popular designer brand-name products will be featured in the sales, we know the stores will sell out very quickly."

Jacobson's currently operates 18 specialty stores in Michigan, Indiana, Kentucky, Kansas and Florida. The Company's web site is located at www.jacobsons.com.

                                       ###

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in the case.



                                                                                      DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                  FORM NO.          ATTACHED      ATTACHED
------------------                                                  --------          --------    -----------
Debtor Affirmations                                                   MOR - 1           Yes
Schedule of Cash Receipts and Disbursements                           MOR - 2           Yes
Bank Account Reconciliations                                          MOR - 2           Yes
Statement of Operations                                               MOR - 3           Yes
Balance Sheet                                                         MOR - 4           Yes
Status of Postpetition Taxes                                          MOR - 5           Yes
Summary of Unpaid Postpetition Debts                                  MOR - 5           Yes
Listing of aged accounts payable                                      MOR - 5           Yes
Schedule of Insurance - Listing of Policies                           MOR - 6           Yes
Appendix A - Copy of Company's 7-10-02 Letter to Merchandise Vendors  A1                Yes
Appendix B - Copy of Company's 7-25-02 Press Release                  B1                Yes

The statements contained within have been completed on an ACCRUAL BASIS. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
------------------------------------------
Debtor inPossession



/s/ Paul W. Gilbert                                         8/5/02
------------------------------------------                  --------------------
Signature of Authorized Individual                          Date



Paul W. Gilbert                                             Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual                        Title of Authorized
                                                                      Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE           FALSE
----------------------------------                                                 ----           -----
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                             X
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                    X
3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                 X

Additional Explanation (if necessary):


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
-------------------------------------------------
Debtor in Possession




-------------------------------------------------          ---------------------
Signature of Authorized Individual                         Date


--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON STORES, INC.

                                                                                                            CUMULATIVE
                                                                BANK ACCOUNTS              CURRENT MONTH    FILING TO
                                                                                                               DATE
                                       OPERATING                                               ACTUAL         ACTUAL
                                       ---------                                               ------         ------
CASH - BEGINNING OF MONTH            $    -                $   -    $      -       $  -    $2,284,415.03     4,655,262.26
                                     ===========           ======   ==========     ======  =============   =============
RECEIPTS                             SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS                        -                    -           -          -       62,607,480     382,974,372
INTEREST INCOME                           -                    -           -          -                -           1,100
ACCOUNTS RECEIVABLE - CREDIT &
COLL.                                     -                    -           -          -          173,441       1,309,530
ACCOUNTS RECEIVABLE - LOCKBOX             -                    -           -          -       10,658,837      64,319,102
RETAIL STORE DEPOSITS                     -                    -           -          -        5,573,115      35,885,108
GOB JOINT VENTURE PROCEEDS - OZER         -                    -           -          -          101,750      11,573,898
ASSET DISPOSITIONS                        -                    -           -          -                -      11,502,618
REVOLVER BORROWINGS - FLEET               -                    -           -          -       24,437,379     150,164,220
RETURN ITEMS REDEPOSITED                  -                    -           -          -            2,798          25,412
MISCELLANEOUS                             -                    -           -          -          867,298       2,624,508
BANKCARD CASH RECEIPTS                    -                    -           -          -       11,620,955      69,695,375
EMPLOYEE BENEFIT PLANS                    -                    -           -          -           74,434         131,505
                                     -----------           ------   ----------     ------  -------------   -------------
TOTAL RECEIPTS                       $    -                $   -    $      -       $  -    $ 116,117,487   $ 730,206,750
                                     ===========           ======   ==========     ======  =============   =============
DISBURSEMENTS                         SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS                        -                    -           -          -       61,360,161     385,273,154
ELECTRONIC PAYROLL TAXES PAYMENTS         -                    -           -          -        1,620,817       7,919,197
PAYROLL                                   -                    -           -          -        4,444,876      27,502,664
GOB JOINT VENTURE PAYMENTS - OZER         -                    -           -          -                -       1,950,000
VENDOR PAYMENTS                           -                    -           -          -       14,667,584     101,928,891
ELECTRONIC SALES TAX PAYMENTS             -                    -           -          -          964,260       7,543,844
REVOLVER FEES AND INTEREST - FLEET        -                    -           -          -          437,379       1,864,220
RECEIPTS APPLIED TO REVOLVER
BALANCE                                   -                    -           -          -       29,627,235     190,966,970
CUSTOMER REFUNDS                          -                    -           -          -           87,266         733,796
EMPLOYEE BENEFIT PLAN PAYMENTS            -                    -           -          -          730,075       4,068,532
BANK FEES                                 -                    -           -          -           33,639         268,520
RETURN ITEMS                              -                    -           -          -           36,950         411,600
MISCELLANEOUS                                                                                      4,271          43,234
                                          -                    -           -          -                -               -
                                     -----------           ------   ----------     ------  -------------   -------------
TOTAL DISBURSEMENTS                  $    -                $   -    $      -       $  -      114,014,513     730,474,623
                                     ===========           ======   ==========     ======  =============   =============
NET CASH FLOW                        $    -                $   -    $      -       $  -    $   2,102,974   $    (267,873)
                                     ===========           ======   ==========     ======  =============   =============
CASH - END OF MONTH                  $    -                $   -    $      -       $  -    $   4,387,389   $   4,387,389
                                     ===========           ======   ==========     ======  =============   =============

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                       $               114,014,513
    LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                      $                90,987,396
    PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                    $                         -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                           $                23,027,117

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A



                                 PAYROLL       PAYROLL     ACCTS PAY      AA           EL           EGR           GPT        BHM
                               2176961189   1851132363    2176960694   2021061474   2021061375   2021061367   2021061383  2021061482
                               ----------   ----------    ----------   ----------   ----------   ----------   ----------  ----------
Cash - Beg                     $   -        $ 62,534.43   $   -        $      -     $      -     $      -     $      -     $      -
                               =====        ===========   =====        ========     ========     ========     ========     ========
Receipts
Internal Transfers                            1,325,000
Interest Income
Accounts Receivable -
Credit/Collections
Accounts Receivable -
Lockbox
Retail Cash/Check Sales &
J-Card Store Payments                                                   327,644      300,538      262,118      356,359      427,610
GOB Joint Venture Receipts -
Ozer
Asset Dispositions
Revolver Borrowings - Fleet
Return Items Redeposited
Misc Deposits/Credits                                                                      6           21        6,093
Bankcard Receipts
Employee Benefit Plans -
Payments from Providers
                               -----        -----------   -----        --------     --------     --------     --------     --------
Total Receipts                 $   -        $ 1,325,000   $   -        $327,644     $300,544     $262,139     $362,452     $427,610
                               =====        ===========   =====        ========     ========     ========     ========     ========

Disbursements
Internal Transfers                                                      326,560      299,561      261,665      359,324      425,390
Electronic Payroll Tax
Payments
Payroll                                       1,113,819

Vendor Payments
Electronic Sales Tax
Payments
Revolver Fees and Interest
- Fleet
Receipts applied to Revolver
Balance - Fleet
Customer Refunds
Employee Benefit Plan
Payments
Bank Fees
Return Items                                                              1,085          984          453        3,128        2,220
Miscellaneous                                                                                          21
                               -----        -----------   -----        --------     --------     --------     --------     --------
Total Disbursements            $   -        $ 1,113,819   $   -        $327,644     $300,544     $262,139     $362,452     $427,610
                               =====        ===========   =====        ========     ========     ========     ========     ========
Net Cash Flow                  $   -        $   211,181   $   -        $      -     $      -     $      -     $      -     $      -
                               =====        ===========   =====        ========     ========     ========     ========     ========
Cash End of Month              $   -        $273,715.26   $   -        $      -     $      -     $      -     $      -     $      -
                               =====        ===========   =====        ========     ========     ========     ========     ========

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                           --------------------------------------------------------------------------------------------------------
                                                                        COMERICA BANK
                           --------------------------------------------------------------------------------------------------------
                             ROCH          LIV        CO. INS         FLEX       VEBA        CONCENTR.       FUNDING      A/R
                           2021061425   2021061417   2176961197   1840425811   1840427643   1149003715      1850803196   1840422354
                           ----------   ----------   ----------   ----------   ----------   ----------      ----------   ----------
Cash - Beg                 $      -     $      -     $  -         $35,856.09   $475,830.61  $  864,844.42   $114,712.26   $     -
                           ========     ========     ====         ==========   ===========  =============   ===========   =======
Receipts
Internal Transfers                                                    15,336       914,258     17,130,100    21,775,000    63,638
Interest Income
Accounts Receivable -
Credit/Collections
Accounts Receivable -
Lockbox
Retail Cash/Check Sales &
J-Card Store
Payments                    468,188      690,729
GOB Joint Venture
Receipts - Ozer
Asset Dispositions
Revolver Borrowings -
Fleet
Return Items Redeposited
Misc Deposits/Credits                      1,088                                                    1,729
Bankcard Receipts
Employee Benefit Plans -
Payments from Providers                                                             74,434
                           --------     --------     ----         ----------   -----------  -------------   -----------   -------
Total Receipts             $468,188     $691,817     $  -         $   15,336   $   988,692  $  17,131,829   $21,775,000   $63,638
                           ========     ========     ====         ==========   ===========  =============   ===========   =======

Disbursements
Internal Transfers          467,938      689,266                                                  794,000    16,635,540
Electronic Payroll Tax
Payments                                                                                        1,504,536       116,281
Payroll                                                                                         2,582,257       271,013

Vendor Payments                                                                                11,528,274     3,061,782
Electronic Sales Tax
Payments                                                                                                        964,260

Revolver Fees and
Interest - Fleet
Receipts applied to
Revolver
Balance - Fleet
Customer Refunds                                                                                                           63,638
Employee Benefit
Plan Payments                                                         10,458       719,617
Bank Fees                                                                                          18,067            28
Return Items                    250        2,552                                                    2,421
Miscellaneous                                                                                       3,323
                           --------     --------     ----         ----------   -----------  -------------   -----------   -------
Total Disbursements        $468,188     $691,817     $  -         $   10,458   $   719,617  $  16,432,878   $21,048,904   $63,638
                           ========     ========     ====         ==========   ===========  =============   ===========   =======
Net Cash Flow              $      -     $      -     $  -         $    4,878   $   269,075  $     698,950   $   726,096   $     -
                           ========     ========     ====         ==========   ===========  =============   ===========   =======
Cash End of Month          $      -     $      -     $  -         $40,734.18   $744,905.39  $1,563,794.88   $840,808.17   $     -
                           ========     ========     ====         ==========   ===========  =============   ===========   =======

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                    REFUND      COLLATERAL  P/C - 020   P/C - 080   P/C - 120   P/C - 130       TOL          COL
                                   1850553791   1851359800  1181109594  1076138500  1081001909  1129009476  01891045655  01891046421
                                   ----------   ----------  ----------  ----------  ----------  ----------  -----------  -----------
Cash - Beg                         $     -     $ 301,508.09 $4,140.20   $2,103.23    $2,886.00   $7,390.63    $273.07    $(1,611.24)
                                   =======     ============ =========   =========    =========   =========    =======    ==========
Receipts
Internal Transfers                  23,628        2,795,213       918       1,915          664       3,165
Interest Income
Accounts Receivable -
Credit/Collections                                  173,441
Accounts Receivable - Lockbox                    10,658,837
Retail Cash/Check Sales & J-Card
Store Payments
GOB Joint Venture Receipts - Ozer
Asset Dispositions
Revolver Borrowings - Fleet
Return Items Redeposited
Misc Deposits/Credits                               850,450       441       4,577          135         373                    1,611
Bankcard Receipts
Employee Benefit Plans -
Payments from Providers
                                   -------     ------------ ---------   ---------    ---------   ---------    -------    ----------
Total Receipts                     $23,628     $ 14,477,942 $   1,358   $   6,492    $     798   $   3,538    $     -    $    1,611
                                   =======     ============ =========   =========    =========   =========    =======    ==========
Disbursements
Internal Transfers                               14,181,519
Electronic Payroll Tax Payments
Payroll

Vendor Payments                                                 1,243       6,549        1,321       2,430
Electronic Sales Tax Payments
Revolver Fees and Interest -
Fleet
Receipts applied to Revolver
Balance - Fleet
Customer Refunds                    23,628
Employee Benefit Plan Payments
Bank Fees                                             7,623
Return Items                                         15,340
Miscellaneous                                           654                                                       273
                                   -------     ------------ ---------   ---------    ---------   ---------    -------    ----------
Total Disbursements                $23,628     $ 14,205,137 $   1,243   $   6,549    $   1,321   $   2,430    $   273    $        -
                                   =======     ============ =========   =========    =========   =========    =======    ==========
Net Cash Flow                      $     -     $    272,805 $     115   $     (57)   $    (523)  $   1,108    $  (273)   $    1,611
                                   =======     ============ =========   =========    =========   =========    =======    ==========
Cash End of Month                  $     -     $ 574,313.30 $4,255.17   $2,046.49    $2,363.44   $8,498.76    $     -    $        -
                                   =======     ============ =========   =========    =========   =========    =======    ==========

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                               ----------------------------------------------------------------------------------------------------
                                                HUNTINGTON BANK                                                   PNC BANK
                               ----------------------------------------------------------------------------------------------------
                                  IND       P/C - 200    P/C - 210   P/C - 510       L/C'S      OHIO W/C                 P/C - 520
                               01551717485 01891044944  01891044960  01551719425  01891312760  01280015979  3101323814   3101323822
                               ----------- -----------  -----------  -----------  -----------  -----------  ----------   ----------
Cash - Beg                     $108,889.97  $1,426.69   $ 1,275.82   $  2,742.93  $       -    $ 13,826.63  $ 93,905.94  $ 2,214.59
                               ===========  =========   ==========   ===========  ===========  ===========  ===========  ==========
Receipts
Internal Transfers                   2,976                                12,228                                              4,997
Interest Income
Accounts Receivable -
Credit/Collections
Accounts Receivable - Lockbox
Retail Cash/Check Sales &
J-Card Store Payments              529,270                                                                      424,548
GOB Joint Venture Receipts -
Ozer
Asset Dispositions
Revolver Borrowings - Fleet
Return Items Redeposited               646                                                                        1,294
Misc Deposits/Credits                   27
Bankcard Receipts
Employee Benefit Plans -
Payments from Providers
                               -----------  ---------   ----------   -----------  -----------  -----------  -----------  ----------
Total Receipts                 $   532,919  $     -     $      -     $    12,228  $       -    $       -    $   425,841  $    4,997
                               ===========  =========   ==========   ===========  ===========  ===========  ===========  ==========
Disbursements
Internal Transfers                 615,448      1,427        1,276
Electronic Payroll Tax                                                                                          490,522       5,065
Payments
Payroll

Vendor Payments                                                            9,722                        80
Electronic Sales Tax Payments
Revolver Fees and Interest -
Fleet
Receipts applied to Revolver
Balance - Fleet
Customer Refunds
Employee Benefit Plan Payments
Bank Fees                                                                                                           583
Return Items                         1,059                                                                        1,640
Miscellaneous
                               -----------  ---------   ----------   -----------  -----------  -----------  -----------  ----------
Total Disbursements            $   616,507  $   1,427   $    1,276   $     9,722  $       -    $        80  $   492,745  $    5,065
                               ===========  =========   ==========   ===========  ===========  ===========  ===========  ==========
Net Cash Flow                  $   (83,588) $  (1,427)  $   (1,276)  $     2,506  $       -    $       (80) $   (66,904) $      (68)
                               ===========  =========   ==========   ===========  ===========  ===========  ===========  ==========
Cash End of Month              $ 25,301.92  $     -     $      -     $  5,248.54  $       -    $ 13,746.29  $ 27,002.21  $ 2,146.42
                               ===========  =========   ==========   ===========  ===========  ===========  ===========  ==========

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A



                                   ------------------------------------------------------------------------------------------------
                                        COMMERCE BANK           CITIZENS BANK        FIFTH THIRD  BANK ONE
                                   ------------------------------------------------------------------------------------------------
                                     KANSAS     P/C - 530   P/C - 040  P/C - 060   P/C - 051   P/C - 070     MASTER       PAYROLL
                                   00002804627  0002804571 0000404892  0000341673  0002387763  006503434    2912136       2912149
                                   -----------  ---------- ----------  ----------  ----------  ---------    -------       -------
Cash - Beg                         $52,171.65  $ 7,743.80  $ 1,775.75  $ -         $ 2,586.32 $   950.04  $ 39,194.97   $ 58,799.51
                                   ==========  ==========  ==========  ==========  ========== ==========  ===========   ===========
Receipts
Internal Transfers                                  3,773                                            876                    560,000
Interest Income
Accounts Receivable -
Credit/Collections
Accounts Receivable - Lockbox
Retail Cash/Check Sales & J-Card
Store Payments                        321,663                                                               1,464,447
GOB Joint Venture Receipts - Ozer
Asset Dispositions
Revolver Borrowings - Fleet
Return Items Redeposited                                                                                          500           358
Misc Deposits/Credits                                             241                     507
Bankcard Receipts
Employee Benefit Plans - Payments
from Providers
                                   ----------  ----------  ----------  ----------  ---------- ----------  -----------   -----------
Total Receipts                     $  321,663  $    3,773  $      241  $ -         $      507 $      876  $ 1,464,947   $   560,358
                                   ==========  ==========  ==========  ==========  ========== ==========  ===========   ===========
Disbursements
Internal Transfers                    338,410                                                               1,464,251         3,000
Electronic Payroll Tax Payments
Payroll                                                                                                                     477,786

Vendor Payments                                     3,754         665                     215        162
Electronic Sales Tax Payments
Revolver Fees and Interest - Fleet
Receipts applied to Revolver
Balance - Fleet
Customer Refunds
Employee Benefit Plan Payments
Bank Fees                                 470                      10                      23                   4,668
Return Items                            1,798                                                                   4,021
Miscellaneous
                                   ----------  ----------  ----------  ----------  ---------- ----------  -----------   -----------
Total Disbursements                $  340,679  $    3,754  $      676  $ -         $      238 $      162  $ 1,472,940   $   480,786
                                   ==========  ==========  ==========  ==========  ========== ==========  ===========   ===========
Net Cash Flow                      $  (19,016) $       19  $     (434) $ -         $      269 $      714  $    (7,992)  $    79,571
                                   ==========  ==========  ==========  ==========  ========== ==========  ===========   ===========
Cash End of Month                  $33,155.56  $ 7,762.77  $ 1,341.56  $ -         $ 2,855.81 $ 1,663.67  $ 31,202.65   $138,370.87
                                   ==========  ==========  ==========  ==========  ========== ==========  ===========   ===========

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                             ---------------------------------------------------------------------------------------
                                                                                                      FIRST UNION BANK
                                             ---------------------------------------------------------------------------------------
                                             P/C - 310    P/C - 320  P/C - 330  P/C - 340  P/C - 350 P/C - 360  P/C - 370  P/C - 380
                                              2912592      2912615    2912550    2912576    2912589   2912521    2912534    2912547
                                              -------      -------    -------    -------    -------   -------    -------    -------
Cash - Beg                                   $1,039.25    $3,131.26  $1,552.07  $4,194.04 $   -     $  -       $2,763.77   $   90.14
                                             =========    =========  =========  ========= ========= =========  =========   =========
Receipts
Internal Transfers                               1,423        2,431      6,359      1,100                          1,020       8,232
Interest Income
Accounts Receivable - Credit/Collections
Accounts Receivable - Lockbox
Retail Cash/Check Sales & J-Card Store
Payments
GOB Joint Venture Receipts - Ozer
Asset Dispositions
Revolver Borrowings - Fleet
Return Items Redeposited
Misc Deposits/Credits
Bankcard Receipts
Employee Benefit Plans - Payments from
Providers
                                             ---------    ---------  ---------  --------- --------- ---------  ---------   ---------
Total Receipts                               $   1,423    $   2,431  $   6,359  $   1,100 $   -     $  -       $   1,020   $   8,232
                                             =========    =========  =========  ========= ========= =========  =========   =========
Disbursements
Internal Transfers
Electronic Payroll Tax Payments
Payroll

Vendor Payments                                  1,222        2,528      6,478      3,803                          1,421       5,814
Electronic Sales Tax Payments
Revolver Fees and Interest - Fleet
Receipts applied to Revolver Balance - Fleet
Customer Refunds
Employee Benefit Plan Payments
Bank Fees
Return Items
Miscellaneous
                                             ---------    ---------  ---------  --------- --------- ---------  ---------   ---------
Total Disbursements                          $   1,222    $   2,528  $   6,478  $   3,803 $   -     $  -       $   1,421   $   5,814
                                             =========    =========  =========  ========= ========= =========  =========   =========
Net Cash Flow                                $     200    $     (96) $    (119) $  (2,703)$   -     $  -       $    (401)  $   2,418
                                             =========    =========  =========  ========= ========= =========  =========   =========
Cash End of Month                            $1,239.70    $3,035.02  $1,433.18  $1,490.56 $   -     $  -       $2,362.74   $2,507.75
                                             =========    =========  =========  ========= ========= =========  =========   =========

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                                                  FLEET BANK
                                              P/C - 399       P/C - 410 P/C - 420   P/C - 430  CUSTOMER   REVOLVER    CURRENT MONTH
                                               2912628         2912602   2912563     2912518  9419400055 9428428068       ACTUAL
                                               -------         -------   -------     -------  ---------- ----------       ------
Cash - Beg                                    $2,581.93        $  -     $3,336.73  $  282.93 $ 7,470.51 $         -   $ 2,284,415.03
                                              =========        =======  =========  ========= ========== ===========   ==============

Receipts
Internal Transfers                                1,640                     1,686      5,376     40,000  17,904,530       62,607,480
Interest Income                                                                                                                    -
Accounts Receivable - Credit/Collections                                                                                     173,441
Accounts Receivable - Lockbox                                                                                             10,658,837
Retail Cash/Check Sales & J-Card Store
Payments                                                                                                                   5,573,115
GOB Joint Venture Receipts - Ozer                                                                           101,750          101,750
Asset Dispositions                                                                                                                 -
Revolver Borrowings - Fleet                                                                              24,437,379       24,437,379
Return Items Redeposited                                                                                                       2,798
Misc Deposits/Credits                                                                                                        867,298
Bankcard Receipts                                                                                        11,620,955       11,620,955
Employee Benefit Plans - Payments from
Providers                                                                                                                     74,434
                                              ---------        -------  ---------  --------- ---------- -----------   --------------
Total Receipts                                $   1,640        $  -     $   1,686  $   5,376 $   40,000 $54,064,614     $116,117,487
                                              =========        =======  =========  ========= ========== ===========   ==============

Disbursements
Internal Transfers                                                                                       24,000,000       61,360,161
Electronic Payroll Tax Payments                                                                                            1,620,817
Payroll                                                                                                                    4,444,876
                                                                                                                                   -
Vendor Payments                                   2,133                     3,241      3,728     21,018                   14,667,584
Electronic Sales Tax Payments                                                                                                964,260
Revolver Fees and Interest - Fleet                                                                          437,379          437,379
Receipts applied to Revolver Balance - Fleet                                                             29,627,235       29,627,235
Customer Refunds                                                                                                              87,266
Employee Benefit Plan Payments                                                                                               730,075
Bank Fees                                                                                         2,166                       33,639
Return Items                                                                                                                  36,950
Miscellaneous                                                                                                                  4,271
                                              ---------        -------  ---------  --------- ---------- -----------   --------------
Total Disbursements                           $   2,133        $  -     $   3,241  $   3,728 $   23,185 $54,064,614   $  114,014,513
                                              =========        =======  =========  ========= ========== ===========   ==============

Net Cash Flow                                 $    (494)       $  -     $  (1,554) $   1,647 $   16,815 $         -   $    2,102,974
                                              =========        =======  =========  ========= ========== ===========   ==============

Cash End of Month                             $2,088.40        $  -     $1,782.31  $1,930.35 $24,285.80 $         -   $    4,387,389
                                              =========        =======  =========  ========= ========== ===========   ==============


SCHEDULE A
RECONCILIATION OF CASH TO BALANCE SHEET
Total Cash Per Schedule A TOTAL (previous page):                                                                 $  4,387,389

Less: Reconciling items/entries needed per Bank Recs**                                                             (2,644,443)

Add: Bank Overdraft Reclass Entry (Comerica only)                                                                         N/A

Add: Cash Funds not included in Bank Account Schedule
0001-901-XXX                                            Petty Cash not in bank acct schedule              1,451
0001-903-XXX                                            Store Till Funds not in bank acct schedule      129,610
0001-912-XXX                                            Discover Cards                                       42
0001-913-XXX                                            American Express                                  3,061
0001-995-XXX                                            Visa/MC                                           7,964
                                                                                                        -------
                                                                                                                      142,127

Miscellaneous adjustment - Petty Cash Checking accounts - Book versus bank rec totals                                  (2,351)

Rounding adjustment                                                                                                       278
                                                                                                                 ------------
Total Cash Per Balance Sheet                                                                                     $  1,883,000
                                                                                                                 ============

** This includes all "Bank Rec_Sch.B" tab reconciling items

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002


                              BANK RECONCILIATION

JACOBSON STORES, INC.


                                                                   BANK ACCOUNTS

BALANCE PER BOOKS
                                        $      -        $        -        $          -      $        -
                                        ========        ==========        ============      ==========

Bank Balance
                                        SEE ATTACHED SCHEDULE B                      -               -

Plus: Deposits In Transit                      -                 -                   -               -

Less: Outstanding Checks                       -                 -                   -               -

Other                                          -                 -                   -               -
                                        --------        ----------        ------------      ----------
ADJUSTED BANK BALANCE                   $      -        $        -        $          -      $        -
                                        ========        ==========        ============      ==========

OTHER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                         PAYROLL       PAYROLL     ACCTS PAY        AA         EL            EGR            GPT
                                        2176961189    1851132363   2176960694   2021061474  2021061375    2021061367    2021061383
                                        ----------    ----------   ----------   ----------  ----------    ----------    ----------
Balance Per Books                      $(18,222.40)  $73,092.71    $       -    $20,525.03  $17,446.13    $27,207.21    $ 28,514.54
                                       ===========   ==========    ==========   ==========  ==========    ==========    ===========
Bank Balance                                     -      273,715                          -           -             -              -
Plus: Deposits in Transit -
Booked Not Banked                                -                                  75,602      66,580        81,090         92,001
Less: Outstanding Checks/Wire
Transfers                                  (18,222)    (501,257)
Less: Outstanding Internal Transfers             -      300,000                    (55,041)    (49,184)      (53,885)       (65,881)
Less: Deposits in Transit -
Banked not Booked                                -                                                  (6)
Misposted Entries                                -
Checks issued not on Books                       -
Interest Income not on Books                     -
Return of Direct Deposit Funds not on            -
Books
Checks Cleared not O/S on Books                  -          830
Overdraft Charges not on Books                   -
Returned Items                                   -                                     (43)         57             1          2,392
Interest Expense not on Books                    -
Bank Fees/Debits not on Books                    -                                       7                                        4
Misc Deposit/Credit not on Books                 -          (44)
Bankcard Fees not on Books                       -
Bankcard Debits on Books not Bank                -
Misc variance                                    -         (152)                                                   1
                                       -----------   ----------    ----------   ----------  ----------    ----------    -----------
ADJUSTED BANK BALANCE                  $(18,222.40)  $73,092.71    $        -   $20,525.03  $17,446.13    $27,207.21    $ 28,514.54
                                       ===========   ==========    ==========   ==========  ==========    ==========    ===========

***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                            COMERICA BANK
                                           BHM         ROCH         LIV        CO. INS         FLEX      VEBA         CONCENTR.
                                        2021061482   2021061425  2021061417  2176961197    1840425811  1840427643    1149003715
                                        ----------   ----------  ----------  ----------   -----------  ----------    ----------
Balance Per Books                       $37,947.91   $26,821.80  $45,557.66  $  -         $28,069.97   $738,603.21   $(1,379,642.06)
                                        ==========   ==========  ==========  ==========   ==========   ===========   ==============
Bank Balance                                     -            -           -                   40,734       744,905        1,563,795
Plus: Deposits in Transit - Booked Not
Banked                                     104,228      104,401     205,501                                 15,981              582
Less: Outstanding Checks/Wire Transfers                                                       (9,183)     (225,968)      (3,681,926)
Less: Outstanding Internal Transfers       (63,976)     (77,779)   (159,938)                               200,000          732,848
Less: Deposits in Transit - Banked not
Booked
Misposted Entries
Checks issued not on Books                                                                       198         2,477
Interest Income not on Books                                                                                  (329)
Return of Direct Deposit Funds not on
Books
Checks Cleared not O/S on Books
Overdraft Charges not on Books
Returned Items                              (2,363)                     (50)                                                  5,574
Interest Expense not on Books
Bank Fees/Debits not on Books                   58          450          45                                    663
Misc Deposit/Credit not on Books
Bankcard Fees not on Books
Bankcard Debits on Books not Bank
Misc variance                                              (250)                              (3,680)          874             (515)

                                        ----------   ----------  ----------  ----------   ----------   -----------   --------------
ADJUSTED BANK BALANCE                   $37,947.91   $26,821.80  $45,557.66  $  -         $28,069.97   $738,603.21   $(1,379,642.06)
                                        ==========   ==========  ==========  ==========   ==========   ===========   ==============

***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                        FUNDING          A/R         REFUND      COLLATERAL     P/C - 020     P/C - 080    P/C - 120
                                       1850803196     1840422354   1850553791    1851359800    1181109594    1076138500   1081001909
                                       ----------     ----------   ----------    ----------    ----------    ----------   ----------
Balance Per Books                      $177,957.29  $(67,786.27)  $(29,388.67) $1,277,597.86   $5,416.05     $2,772.56    $2,456.42
                                       ===========  ===========   ===========  =============   =========     =========    =========
Bank Balance                               840,808            -             -        574,313       4,255         2,046        2,363
Plus: Deposits in Transit - Booked Not
Banked                                       2,433                                 2,452,720
Less: Outstanding Checks/Wire Transfers                 (76,446)      (35,604)                      (311)         (636)        (506)
Less: Outstanding Internal Transfers      (665,311)       8,580         6,456     (1,742,045)      1,191         1,362          599
Less: Deposits in Transit - Banked not                                                (1,879)
Booked
Misposted Entries
Checks issued not on Books
Interest Income not on Books
Return of Direct Deposit Funds not on
Books
Checks Cleared not O/S on Books
Overdraft Charges not on Books                  27
Returned Items                                                                        (5,998)
Interest Expense not on Books
Bank Fees/Debits not on Books                                                            487
Misc Deposit/Credit not on Books                                         (240)
Bankcard Fees not on Books
Bankcard Debits on Books not Bank
Misc variance                                                80            (1)                       282
                                       -----------  -----------   -----------  -------------   ---------     ---------    ---------
ADJUSTED BANK BALANCE                  $177,957.29  $(67,786.27)  $(29,388.67) $1,277,597.86   $5,416.05     $2,772.56    $2,456.42
                                       ===========  ===========   ===========  =============   =========     =========    =========


***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                                                       HUNTINGTON BANK
                                         P/C - 130       TOL           COL         IND        P/C - 200     P/C - 210    P/C - 510
                                        1129009476   01891045655   01891046421 01551717485   01891044944   01891044960  01551719425
                                        ----------   -----------   ----------- -----------   -----------   -----------  -----------
Balance Per Books                       $10,626.35    $     -      $      -    $180,121.92    $ (53.13)    $       -     $ 1,427.40
                                        ==========    ==========   ==========  ===========    ========     ==========    ==========
Bank Balance                                 8,499          -             -         25,302           -             -          5,249
Plus: Deposits in Transit - Booked Not                                             155,348
Banked
Less: Outstanding Checks/Wire Transfers     (1,574)                                                (53)                      (4,321)
Less: Outstanding Internal Transfers         3,701                                    (575)                                     575
Less: Deposits in Transit - Banked not
Booked
Misposted Entries
Checks issued not on Books
Interest Income not on Books
Return of Direct Deposit Funds not on
Books
Checks Cleared not O/S on Books
Overdraft Charges not on Books
Returned Items
Interest Expense not on Books
Bank Fees/Debits not on Books
Misc Deposit/Credit not on Books
Bankcard Fees not on Books
Bankcard Debits on Books not Bank
Misc variance                                                                           47                                      (75)
                                        ----------    ----------   ----------  -----------    --------     ----------    ----------
ADJUSTED BANK BALANCE                   $10,626.35    $     -      $       -   $180,121.92    $ (53.13)    $       -     $ 1,427.40
                                        ==========    ==========   ==========  ===========    ========     ==========    ==========


***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                                                                          CITIZENS
                                                                          PNC BANK                   COMMERCE BANK         BANK
                                          L/C'S       OHIO W/C                   P/C - 520        KANSAS     P/C - 530    P/C - 040
                                        01891312760  01280015979   3101323814   3101323822       2804627      2804571      404892
                                        -----------  -----------   ----------   ----------       -------      -------      ------
Balance Per Books                       $   -        $13,853.83   $137,831.81   $6,534.41      $114,127.88   $9,575.82    $1,060.54
                                        ===========  ==========   ===========   =========      ===========   =========    =========
Bank Balance                                -            13,746        27,002       2,146           33,156       7,763        1,342
Plus: Deposits in Transit - Booked Not                                112,435       3,000           83,441
Banked
Less: Outstanding Checks/Wire Transfers                                              (811)                      (1,127)        (318)
Less: Outstanding Internal Transfers                                   (2,186)      2,186           (2,940)      2,940
Less: Deposits in Transit - Banked not
Booked
Misposted Entries
Checks issued not on Books
Interest Income not on Books
Return of Direct Deposit Funds not on
Books
Checks Cleared not O/S on Books                             108
Overdraft Charges not on Books
Returned Items
Interest Expense not on Books
Bank Fees/Debits not on Books                                             583          13              470                       10
Misc Deposit/Credit not on Books
Bankcard Fees not on Books
Bankcard Debits on Books not Bank
Misc variance                                                              (3)                                                   27
                                        -----------  ----------   -----------   ---------      -----------   ---------    ---------
ADJUSTED BANK BALANCE                   $   -        $13,853.83   $137,831.81   $6,534.41      $114,127.88   $9,575.82    $1,060.54
                                        ===========  ==========   ===========   =========      ===========   =========    =========



***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                          CITIZENS
                                            BANK    FIFTH THIRD   BANK ONE
                                          P/C - 060  P/C - 051    P/C - 070         MASTER     PAYROLL     P/C - 310    P/C - 320
                                           341673    0002387763   006503434        2912136     2912149      2912592      2912615
                                           ------    ----------   ---------        -------     -------      -------      -------
Balance Per Books                       $   -        $2,869.99    $ 687.54      $145,566.33   $58,670.59   $1,193.83    $ 3,335.02
                                        =========    =========    ========      ===========   ==========   =========    ==========
Bank Balance                                -            2,856       1,664           31,203      138,371       1,240         3,035
Plus: Deposits in Transit - Booked Not                                              111,797
Banked
Less: Outstanding Checks/Wire Transfers                     (9)       (976)                      (82,556)       (662)
Less: Outstanding Internal Transfers                                                               3,500
Less: Deposits in Transit - Banked not
Booked
Misposted Entries
Checks issued not on Books
Interest Income not on Books
Return of Direct Deposit Funds not on
Books
Checks Cleared not O/S on Books                                                                                  233           300
Overdraft Charges not on Books
Returned Items                                                                        1,358         (469)
Interest Expense not on Books
Bank Fees/Debits not on Books                               23
Misc Deposit/Credit not on Books                                                                     (39)
Bankcard Fees not on Books
Bankcard Debits on Books not Bank
Misc variance                                                                         1,210         (137)        383
                                        ---------    ---------    --------      -----------   ----------   ---------    ----------
ADJUSTED BANK BALANCE                   $   -        $2,869.99    $ 687.54      $145,566.33   $58,670.59   $1,193.83    $ 3,335.02
                                        =========    =========    ========      ===========   ==========   =========    ==========


***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                    ------------------------------------------------------------------------------------------------
                                                                FIRST UNION BANK
                                    ------------------------------------------------------------------------------------------------
                                    P/C - 330    P/C - 340    P/C - 350   P/C - 360    P/C - 370   P/C - 380   P/C - 399   P/C - 410
                                     2912550      2912576      2912589     2912521      2912534     2912547     2912628     2912602
                                     -------      -------      -------     -------      -------     -------     -------     -------
Balance Per Books                   $1,343.93    $4,757.40        $ -        $  -      $2,230.64   $1,652.22   $2,010.29     $ -
                                    =========    =========        ===        ====      =========   =========   =========     ===
Bank Balance                            1,433        1,491          -           -          2,363       2,508       2,088       -
Plus: Deposits in Transit -
Booked Not Banked                                      815
Less: Outstanding Checks/Wire
Transfers                                 (89)         (71)                                 (132)       (427)       (538)
Less: Outstanding Internal
Transfers                                            2,000                                            (1,000)
Less: Deposits in Transit - Banked
not Booked                                                                                                          (262)
Misposted Entries
Checks issued not on Books
Interest Income not on Books
Return of Direct Deposit Funds
not on Books
Checks Cleared not O/S on Books                        523                                               572         722
Overdraft Charges not on Books
Returned Items
Interest Expense not on Books
Bank Fees/Debits not on Books
Misc Deposit/Credit not on Books
Bankcard Fees not on Books
Bankcard Debits on Books not Bank
Misc variance
                                    ---------    ---------        ---        ----      ---------   ---------   ---------     ---
ADJUSTED BANK BALANCE               $1,343.93    $4,757.40        $ -        $  -      $2,230.64   $1,652.22   $2,010.29     $ -
                                    =========    =========        ===        ====      =========   =========   =========     ===


***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                                FLEET BANK                 TOTAL
                                             P/C - 420     P/C - 430    CUSTOMER        REVOLVER
                                              2912563       2912518    9419400055      9428428068
                                              -------       -------    ----------      ----------
Balance Per Books                       $  (1,627.34)  $  6,590.77   $ 23,610.80       $     -    $    1,742,945.79
                                        ============   ===========   ===========       =========  =================
Bank Balance                                   1,782         1,930        24,286             -         4,387,389.12
Plus: Deposits in Transit - Booked Not                                                       -            3,667,954
Banked
Less: Outstanding Checks/Wire Transfers       (1,155)         (667)         (675)            -           (4,646,220)
Less: Outstanding Internal Transfers          (2,500)        5,500                           -           (1,670,802)
Less: Deposits in Transit - Banked not                                                       -               (2,147)
Booked
Misposted Entries                                                                            -                    -
Checks issued not on Books                                                                   -                2,675
Interest Income not on Books                                                                 -                 (329)
Return of Direct Deposit Funds not on                                                        -                    -
Books
Checks Cleared not O/S on Books                  245                                         -                3,533
Overdraft Charges not on Books                                                               -                   27
Returned Items                                                                               -                  459
Interest Expense not on Books                                                                -                    -
Bank Fees/Debits not on Books                                                                -                2,813
Misc Deposit/Credit not on Books                              (168)                          -                 (491)
Bankcard Fees not on Books                                                                   -                    -
Bankcard Debits on Books not Bank                                                            -                    -
Misc variance                                                   (4)                          -               (1,914)
                                                                                                                  -
                                        ------------   -----------   -----------       ---------  -----------------
ADJUSTED BANK BALANCE                   $  (1,627.34)  $  6,590.77   $ 23,610.80       $     -    $    1,742,945.79
                                        ============   ===========   ===========       =========  =================



***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                      STATEMENT OF OPERATIONS - UNAUDITED
                             (dollars in thousands)

                                                                                               Cumulative
                                                                                             Filing to date
                                                                                   June         Totals
                                                                                   ----         ------
Net Sales                                                                      $    24,216    $  142,800

Cost of Goods Sold                                                                 (19,324)     (100,732)
                                                                               -----------    ----------
Gross Profit                                                                         4,892        42,068

Operating Expenses                                                                  (7,618)      (55,038)
                                                                               -----------    ----------
Operating Income / (Loss)                                                           (2,726)      (12,970)

Interest Expense                                                                      (460)       (2,150)

Other Income                                                                           140         1,538
                                                                               -----------    ----------
Net Income / (Loss) b/4 Restructuring Costs and Taxes                               (3,046)      (13,582)

Reorganization Expenses - (incl. Professional Fees)                                 (1,125)       (6,649)

Income Taxes - Benefit / (Expense)                                                       -            77
                                                                               -----------    ----------
                                                                               -------------------------
Net Income / (Loss)                                                            $    (4,171)   $  (20,154)
                                                                               =========================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                            BALANCE SHEET - UNAUDITED
                             (dollars in thousands)


                               ASSETS
                               ------
CURRENT ASSETS:
---------------
CASH AND CASH EQUIVALENTS                                                $   1,883
ACCOUNTS RECEIVABLE, NET                                                    32,420
DUE FROM VENDORS                                                             7,982
INTERCOMPANY RECEIVABLE                                                          0
INVENTORIES                                                                 44,822
DEFERRED FINANCING                                                           1,535
OTHER PREPAIDS                                                               2,518
REFUNDABLE INCOME TAXES                                                      2,375
                                                                         ---------
                                                  SUBTOTAL                  93,535

TOTAL P, P & E:                                                            125,636
LESS: ACCUMULATED DEPR                                                     (67,829)
                                                                         ---------
                          PROPERTY, PLANT & EQUIPMENT, NET                  57,807

OTHER ASSETS:
-------------
LIFE INSURANCE - CSV                                                           567
EQUITY IN SUBS                                                               2,100
PREPAID PENSION                                                             17,762
OTHER                                                                        2,608
                                                                         ---------
                                                  SUBTOTAL                  23,037
                                                                         ---------
TOTAL ASSETS                                                             $ 174,379
                                                                         =========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                            BALANCE SHEET - UNAUDITED
                             (dollars in thousands)


        LIABILITIES & STOCKHOLDERS' EQUITY
        ----------------------------------
                CURRENT LIABILITIES
                -------------------
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
---------------------------------------------
ACCOUNTS PAYABLE                                                                         $   5,634
AMOUNTS DUE TO INSIDERS                                                                      #REF!
ACCRUED PAYROLL                                                                              3,509
ACCRUED PROPERTY TAXES                                                                       1,326
ACCRUED PAYROLL TAXES                                                                          521
ACCRUED STATE INCOME TAXES                                                                     434
ACCRUED SALES & USE TAXES                                                                      604
ACCRUED INTEREST                                                                               113
ACCRUED PROFESSIONAL FEES                                                                    2,161
ACCRUED RENT/LEASE                                                                             757
RESTRUCTURING RESERVE                                                                        1,850
ACCRUED OTHER                                                                                5,384
                                                                                         ---------

                                                                        SUBTOTAL             #REF!

OTHER POST-PETITION LIABILITIES:
--------------------------------
NOTES PAYABLE - REVOLVER                                                                    53,501
INTERCOMPANY LIABILITIES                                                                    50,654
DEFERRED RENT                                                                                4,521
BANK FLOAT / OVERDRAFTS                                                                          0
OTHER LIABILITIES                                                                                0
                                                                                         ---------

                                                                        SUBTOTAL           108,676
                                                                                         ---------

TOTAL CURRENT POST-PETITION LIABILITIES                                                      #REF!

LIABILITIES SUBJECT TO COMPROMISE:
----------------------------------
ACCOUNTS PAYABLE                                                                            41,821
ACCRUED GOM CAPITAL LEASE OBLIGATION                                                             0
ACCRUED VACATION                                                                             4,161
ACCRUED WORKERS COMPENSATION                                                                 2,216
ACCRUED INTEREST                                                                             1,079
ACCRUED PROPERTY TAXES                                                                       1,360
OFFICER'S DEFERRED COMPENSATION                                                                415
MORTGAGES                                                                                        0
DEBENTURES                                                                                  24,376
OTHER LIABILITIES                                                                            1,450
                                                                                         ---------
                                                                        SUBTOTAL            76,878
                                                                                         ---------

TOTAL LIABILITIES                                                                            #REF!

STOCKHOLDERS' EQUITY:
---------------------
COMMON STOCK                                                                                 5,975
PAID IN SURPLUS                                                                              7,201
TREASURY STOCK                                                                                (399)
RETAINED EARNINGS, BEGINNING                                                               (26,110)
CURRENT PERIOD EARNINGS                                                                    (20,154)
                                                                                         ---------

                                                                        SUBTOTAL           (33,487)
                                                                                         ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                     #REF!
                                                                                         =========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                          SUMMARY OF POSTPETITION TAXES
JACOBSON STORES, INC.



                                   BEGINNING TAX  AMOUNT WITHHELD OR
                                     LIABILITY          ACCRUED       AMOUNT PAID   DATE PAID CHECK NO. OR EFT ENDING TAX LIABILITY
                                     ---------          -------       -----------   --------- ---------------- --------------------
FEDERAL

Withholding                        $    210,700     $     715,946     $   866,893     SEE SUMMARY SCHEDULE C        $    59,753

FICA - Employee                         138,225           481,913         558,495     SEE SUMMARY SCHEDULE C             61,643

FICA - Employer                         231,673           517,173         558,047     SEE SUMMARY SCHEDULE C            190,799

Unemployment                             29,319             7,036               -     SEE SUMMARY SCHEDULE C             36,355

Income - SEE BELOW                            -                                                                               -

Other:                                        -                                                                               -
                                   ------------     -------------     -----------     ----------------------        -----------

   TOTAL FEDERAL TAXES                  609,917         1,722,068       1,983,434                                       348,550
                                   ============     =============     ============    ======================        ===========

STATE AND LOCAL

Withholding                              46,633           189,733         212,465     SEE SUMMARY SCHEDULE D             23,901

Sales & Use                             608,780         1,380,090       1,385,202     SEE SUMMARY SCHEDULE D            603,668

Unemployment                            118,077            30,000               -     SEE SUMMARY SCHEDULE D            148,077

Real Property                           782,147           226,800           6,475                                     1,002,472

Personal Property                       239,687            84,103               -                                       323,790

Income                                  434,074                 -               -                                       434,074

Other:                                        -                 -               -                                             -
                                   ------------     -------------     -----------     ----------------------        -----------

   TOTAL STATE AND LOCAL              2,229,398         1,910,726       1,604,142                                     2,535,982
                                   ============     =============     ============    ======================        ===========

TOTAL TAXES PAYABLE                $  2,839,315     $   3,632,794     $ 3,587,576                                   $ 2,884,533
                                   ============     =============     ============    ======================        ===========

REFUNDABLE FEDERAL INCOME TAXES    $ (2,374,504)                -               -                                   $(2,374,504)
                                   ============     =============     ============    ======================        ===========

                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                             CURRENT                           NUMBER OF DAYS PAST DUE
                                             -------                           -----------------------

                                       (INCL. DISCOUNTS)       0 - 30        31 - 60         61 - 90         OVER 90     TOTAL
                                       -----------------       ------        -------         -------         -------     -----
Accounts Payable - Merchandise          $  1,321,765     $   1,333,118     $   370,275     $   655,524      $  454,306   4,134,989

Accounts Payable - Non-Merchandise         1,199,911           290,835         (15,573)         24,807               -   1,499,981

Accrued Payroll                            3,509,000                 -               -               -               -   3,509,000

Accrued Taxes                              2,885,000                 -               -               -               -   2,885,000

Interest                                     113,000                 -               -               -               -     113,000

Professional Fees                          2,161,000                 -               -               -               -   2,161,000

Rent / Leases - Building & Equipment         757,000                 -               -               -               -     757,000

Amounts Due to Insiders                        #REF!                 -               -               -               -       #REF!

Accrued Other                              5,384,000                 -               -               -               -   5,384,000

Secured Debt / Adequate Protection

Payments                                  53,501,000                 -               -               -               -  53,501,000

Restructuring Reserve                      1,850,000                 -               -               -               -   1,850,000

Deferred Rent                              4,521,000                 -               -               -               -   4,521,000

Bank Float / Overdrafts                            -                 -               -               -               -           -

Other (excluding Interco. payable)                 -                 -               -               -               -           -
                                        ------------     -------------     -----------     -----------      ----------   ---------

TOTAL POSTPETITION DEBTS                       #REF!     $   1,623,953     $   354,702     $   680,331      $  454,306       #REF!
                                        ============     =============     ===========     ===========      ==========   =========

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

SEE APPENDIX A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES - SCHEDULE C:    LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING& FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS             AMOUNT      CHECK/EFT NO.  DATE         ADD'L COMMENTS
  941 Deposit                                                            $  486,543     78283210       06/03/02
  941 Deposit                                                               350,475     79003818       06/10/02
  941 Deposit                                                               485,190     79713006       06/17/02
  941 Deposit                                                               182,328     80476765       06/24/02
  941 Deposit                                                               478,898     81115419       07/01/02
                                                                         ----------
                                                                         $1,983,434
                                                                         ----------

UNEMPLOYMENT - LISTING OF PAYMENTS
                                                                         ----------
  940 Deposit - FUTA                                                     $        -
                                                                         ----------

TAXES - SCHEDULE D:    LISTING OF STATE & LOCAL TAX PAYMENTS


STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS            AMOUNT      CHECK/EFT NO.       DATE        ADD'L COMMENTS
  Michigan - Employee State Withholding                  $   39,810             195      06/03/02
  Michigan - Employee State Withholding                      20,612            8450      06/10/02
  Michigan - Employee State Withholding                      39,464      1650007721      06/17/02
  Michigan - Employee State Withholding                      13,690      1710010129      06/24/02
  Michigan - Employee State Withholding                      38,911      1790012731      07/01/02
  Ohio - Employee State Withholding                             374           12869      06/04/02
  Ohio - Employee State Withholding                              95           69291      06/11/02
  Ohio - Employee State Withholding                             413           47672      06/18/02
  Ohio - Employee State Withholding                              16           12882      06/25/02
  Ohio - Employee State Withholding                             371           84295      07/02/02
  Indiana - Employee City/State Withholding                  20,540           24238      06/18/02
  Kentucky - Employee State Withholding                       7,846         1020697      06/07/02
  Kentucky - Employee State Withholding                       7,558         1021383      06/19/02
  Kansas - Employee State Withholding                         5,827         1020696      06/07/02
  Kansas - Employee State Withholding                         4,863         1021380      06/19/02
  Jackson, Michigan - Employee Local Withholding              2,418         1021596      06/21/02
  Grand Rapids, Michigan - Employee Local Withholding         1,327         1021592      06/21/02
  Columbus, Ohio - Employee Local Withholding                    62         1019365      06/04/02
  Columbus, Ohio - Employee Local Withholding                    31         1021372      06/19/02
  Louisville, Kentucky - Employee Local Withholding           8,240         1020701      06/07/02
                                                         ----------
                                                         $  212,465
                                                         ----------
UNEMPLOYMENT - LISTING OF PAYMENTS
SUTA:
  MI                                                     $       --
  OH                                                             --
  IN                                                             --
  KY                                                             --
  KS                                                             --
  FL                                                             --
                                                         ----------
                                                         $       --
                                                         ----------


SALES & USE TAX - LISTING OF PAYMENTS
  Kansas                                                 $   93,106      2000041899      6/26/2002
  Kansas                                                      2,107       220012299      6/26/2002
  Indiana                                                   119,713            5637      6/20/2002
  Ohio                                                        4,503            8498      6/24/2002
  Kentucky                                                   70,088         1220002      6/25/2002
  Florida                                                   390,432                      6/20/2002
  Michigan                                                  418,834      1780011975       7/1/2002
  Michigan                                                  286,419      1650007771      6/17/2002
                                                         ----------
                                                         $1,385,202
                                                         ----------
STATE INCOME TAXES
  Michigan                                                       --
  Indiana                                                        --
                                                         ----------
                                                         $       --
                                                         ----------

REAL ESTATE TAXES
  Indiana - Marion County Treasurer                           6,475                          1-Jul
                                                         ----------
                                                         $    6,475
                                                         ----------

           JACOBSON STORES, INC
           SCHEDULE E: OPEN PAYABLES - MERCHANDISE
           VENDORS

VENDOR #          VENDOR NAME               CURRENT         1-30        31-60         61-90        91+     DISCOUNTS        TOTAL
--------          -----------               -------         ----        -----         -----        ---     ---------        -----
 61397139  A.B.S. CLOTHING COLLECTION      41,592.50      1,180.00          -            -           -      3,327.40      39,445.10
    18911  A.C. Mazzoli                         -           (32.20)         -           82.19        -          -             49.99
 32507568  ACCESSORIES COLLECTION           3,387.83      3,312.00          -            -           -          -          6,699.83
148683121  Action Wear Inc                 34,659.00    (16,060.14)         -            -           -      2,772.72      15,826.14
794040329  ADRIANNA PAPELL OCCASIONS          138.00          -             -            -           -         11.04         126.96
179499322  ADRIENNE VICTORIA DESIGNS       10,503.52          -             -            -           -        838.45       9,665.07
  5110846  AFFY TAPPLE LLC                      -             -             -          129.00        -          -            129.00
 24272143  AFTER HOURS BATH PRODUCTS            -            30.00          -            -           -          -             30.00
 10467728  All-Clad Metalcrafters          13,589.02          -             -            -           -          -         13,589.02
  6076863  ALLEN-EDMONDS SHOE CORP          4,053.25      1,826.80          -            -         420.00      40.53       6,259.52
 55432876  AMCO                                 -         3,564.06          -            -           -          -          3,564.06
145466376  AMERICAN DESIGNER FRAGRANCES         -           874.56          -            -           -          -            874.56
201704327  AMERICAN ESSENTIALS                350.33      1,258.76          -            -           -          -          1,609.09
   104125  American Gourmet-Snacks          1,264.18          -             -            -           -          -          1,264.18
 38220455  ANDRE ASSOUS                    (5,160.15)     6,690.00          -            -           -          -          1,529.85
807425350  ANDREW STEVENS                       -             -       (13,608.00)   13,899.01        -          -            291.01
  4737826  APPAREL DEPOT                      825.85       (535.79)         -            -           -          -            290.06
 14394261  APPLAUSE LLC                       501.60        594.00        (50.00)        -           -          -          1,045.60
931903942  ARGENTO VIVO                         -             -             -            -          20.00       -             20.00
 59626783  ARIANNA                          6,743.09        (25.10)         -            -           -        535.44       6,182.55
 61298253  ARIEL OF FRANCE INC                459.00      3,880.26          -            -           -          -          4,339.26
 61087508  Arizona Natural Resource             -        10,603.95       (247.95)       (5.10)       -          -         10,350.90
 29174737  ARTHUR COURT DESIGNS             1,269.00     (1,199.50)         -           99.50      945.50       -          1,114.50
117491779  ATHRA NJ                         1,326.00          -             -            -           -          -          1,326.00
146645879  AUBADE                           1,813.60          -            20.00         -         201.00       -          2,034.60
112920954  AVIGNON INTERNATIONAL            6,627.00          -             -            -           -          -          6,627.00
114259377  AXIS CLOTHING CORP                   -            24.75          -            -          36.00       -             60.75
  6138408  BADGER BASKET CO                     -             -             -            -          42.00       -             42.00
789734852  Ballin International                 -         6,729.80          -            -           -          -          6,729.80
   210641  BANDANA CO INC                       -         7,568.80          -            -           -          -          7,568.80
202110367  BARMISH INC                        110.00         23.75          -            -          53.50       -            187.25
782216253  Barse + Company                  6,906.00      6,028.00          -            -           -          -         12,934.00
189148844  BAY LINENS INC                  20,338.00          -             -            -           -          -         20,338.00
612729665  BDS INC/SCHWARTZ & BENJAMIN     12,548.78     39,848.07          -            -         147.00       -         52,543.85
   213389  BEDOL INTERNATIONAL GROUP            -         3,589.00          -            -           -          -          3,589.00
878198043  BENJAMIN & ROTH SALES              330.00          -             -            -           -          -            330.00
 40787520  BENNETT FOOTWEAR GROUP LLC           -           132.00          -            -           -          -            132.00
135806870  BETTINA VON WOLHOF LLC               -         4,341.85          -            -           -          -          4,341.85
  1481340  Bill Blass                       7,420.00     11,100.00          -            -           -        593.60      17,926.40
 54730887  BLUE SKY                         8,754.00      1,440.00          -            -           -          -         10,194.00
 19079149  BLUSHING ROSE PUBLISHING             -           448.08          -            -           -          -            448.08
112915681  BODY ACTION DESIGNS              5,696.64      8,513.93      2,454.56    (9,480.10)       -      1,443.92       5,741.11
 12229019  BONNIE J                        11,176.83         72.00          -            -           -          -         11,248.83
 43368245  BOTANICAL HABITATS                   -         2,070.50          -            -           -          -          2,070.50
839414422  BRAIN SURGERY, INC. D/B/A       10,747.69     (7,065.15)     6,086.65         -           -      1,527.98       8,241.21
   184119  BROOKHAVEN DESIGNS LTD           1,003.20      2,400.00          -            -           -          -          3,403.20
619783335  BRUNZACK CORP                   45,942.20    301,587.60   (333,345.15)        -           -         43.78      14,140.87
  3292901  BYRD COOKIE CO                     301.62        127.87          -            -           -          -            429.49
147857817  C&C CHILDRENS WEAR                   -             -             -            -          19.00       -             19.00
 86163268  C.K. Enterprises                23,848.49      2,265.35          -            -           -          -         26,113.84
103115762  CACHCACH                           384.00          -             -            -           -          -            384.00
112912035  CALLANEN INTERNATIONAL           2,419.00     (1,260.00)         -            -           -          -          1,159.00
557461522  CAPELLI OF NEW YORK                  -           506.98          -            -           -          -            506.98
867178725  CAPRESSO INC                     3,129.00       (150.00)         -            -           -          -          2,979.00
 60812237  CARLISLE HOME PRODUCTS           5,740.02        447.99         93.60         -          93.25       -          6,374.86
 92655125  Carol Dauplaise Ltd              7,922.16      1,320.00          -            -           -          -          9,242.16
 64840903  CAROLEE DESIGNS/ RALPH LAUREN    3,918.70      3,184.40         35.60         -           -        117.44       7,021.26
 48318547  CAROLINA HERRERA                 1,350.00      2,475.00        983.48    (5,122.42)   8,350.00   3,254.58       4,781.48
624398889  CASAFINA                         7,605.35          -             -            -           -          -          7,605.35
  5903141  CASPARI                              -           100.00          -            -       1,324.75       -          1,424.75
 64996523  CATHERINE STEIN DESIGNS          5,922.40          -             -            -           -        472.16       5,450.24
 37225559  CELINE PERFUMES                    166.52      1,763.40          -            -           -          -          1,929.92
  1930254  CHANEL INC                         144.00       (873.37)         -            -       6,131.60       -          5,402.23
190354308  CHARACTER COLLECITBLES               -         3,930.00          -            -           -          -          3,930.00
175779065  CHARLES DAVID                        -             -             -          (50.00)     135.00       -             85.00
   139691  Charles Garnier                     76.25          -             -            -           -          -             76.25
 51555761  CHARLES JOURDAN USA             52,638.00      7,998.00          -            -           -          -         60,636.00
   211565  CHARMING DESIGNS INC                 -            62.50        338.50         -          60.00       -            461.00
 85027758  CHET CHASE DESIGNS                 579.01          -             -            -           -          -            579.01
 98821031  CHI ERNO LASZLO                  2,445.60        835.20          -            -         381.60       -          3,662.40
   209569  CHRISTY                            505.32         28.93         58.50         -          27.75       -            620.50

           JACOBSON STORES, INC.
           SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS



VENDOR #         VENDOR NAME                   CURRENT      1-30        31-60          61-90        91+      DISCOUNTS       TOTAL
--------         -----------                   -------      ----        -----          -----        ---      ---------       -----
  7408016  CHURCHHILL WEAVERS                  4,902.50      (50.00)        -             -           -           -         4,852.50
787690882  CHURCHILL'S                         2,559.60        -            -             -           -           -         2,559.60
 21077839  CITRUS DIV OF APPAREL VENTURES          -         670.72         -             -           -           -           670.72
876875808  CLAIRE FRAGRANCE INC                    -         328.50       711.87          -           -           -         1,040.37
869310391  CLAIRE PETTIBONE                    5,150.00    2,788.00    (6,030.27)         -           -           -         1,907.73
  1904200  CLARKS OF ENGLAND                   9,462.00        -            -             -           -           -         9,462.00
 29312501  CLAY COMPANY                            -           -       42,621.04    (42,591.34)       -           -            29.70
 44475127  CLINIQUE LABORATORIES             (87,884.30)  11,393.80    (9,831.54)   290,920.44    1,436.40        -       206,034.80
   213207  CMC                                 2,196.28        -            -             -           -           -         2,196.28
144647708  COACH, INC                            435.83   25,073.00    (3,058.32)         8.00        -           -        22,458.51
 73001646  COLLECTION XIIX LTD                   395.00        -            -          (500.00)     225.00        -           120.00
847436391  COLOPLAST CORP                      4,702.32    4,627.00         -            37.00        -         373.29      8,993.03
836192328  CORKY & COMPANY                     9,586.75        -            -             -           -           -         9,586.75
 37801701  CORNELIANS USA INC                    561.74        -            -             -           -           -           561.74
   213165  COTTON WHITE                            -       2,791.50     1,395.50          -           -           -         4,187.00
  2067155  CRANE & CO INC                          -           -            -             -          72.00        -            72.00
 65964181  Creative Bath                         888.90        -            -             -           -           -           888.90
   169862  CREATIVE IDEAS UNLIMITED INC          428.41        -            -             -           -           -           428.41
  8295008  CRISLU                              1,065.00   10,595.50         -             -           -           -        11,660.50
  2537272  CROOKHORN DAVIS                     1,054.92        -           18.00          -           -           -         1,072.92
619123565  CSA/CATTIVA                         6,607.90        -            -             -           -           -         6,607.90
124184685  CUE                                     -       2,448.00      (143.32)      (608.82)       -           -         1,695.86
 98072767  D.G. ENTERPRISES L.L.C.                30.26    3,000.26         -             -           -           -         3,030.52
198419475  DABBY-REID LTD                      2,101.00        -            -             -           -           -         2,101.00
926504556  DANIELSON DESIGNS                       -       2,916.00         -        (2,462.59)       -           -           453.41
148250004  DANSKIN                               841.57      604.08         -             -           -           -         1,445.65
148250061  DANSKIN INC                         5,565.62    1,328.10         -             -           -           -         6,893.72
 84322429  David Hayes                         1,018.00    2,877.63     4,582.78     (7,913.95)   1,290.00    1,122.62        731.84
122517857  Daymor Usa Ltd.                         -        (179.87)      298.16        495.42        -         586.80         26.91
  5193156  DEE GIVENS & CO                         -       1,116.75         -             -           -           -         1,116.75
808214662  DELMONICO LLC                      (9,851.28)  13,649.60         -         1,775.96        -           -         5,574.28
 33114526  DESIGN WORKS, INC                     258.85        -            -             -           -           -           258.85
 29001919  DESIGNER DRESSES '98 LLC           11,416.11   (5,337.88)        -             -           -       1,522.16      4,556.07
   212720  DESTINATION HOME                   11,934.00        -          885.00          5.90        -           -        12,824.90
   211847  DETRA KAY JEWLERY DESIGN                -       2,301.00         -        (1,091.50)       -           -         1,209.50
805906641  DEVANIAY IND/LACOSTE                    -           -            -             -         164.25        -           164.25
147334221  DIANE'S DESIGN IMPORTS                128.00        -            -             -           -           -           128.00
612077727  DKNY UNDERWEAR & INTIMATE APPL      1,156.85    4,723.19         -             -           -         266.77      5,613.27
602750671  DONALD J PLINER                    11,409.00   16,750.00    85,187.50    (99,518.65)       -           -        13,827.85
785611138  DONNA KARAN INTIMATES                   -       2,966.62         -           413.60      592.72        -         3,972.94
798862447  DONNA MORGAN                       (1,876.86)  40,072.37    66,782.91          -           -       7,461.89     97,516.53
157395856  Eastern Accents                     1,067.40      330.00         -           353.00      262.00        -         2,012.40
556043982  ECCO USA INC                            -          47.50       112.50        205.00        -           -           365.00
   209015  EDGAR INC                             507.96        -            -         2,365.00    1,650.00        -         4,522.96
  6287171  ELDER MFG CO INC                      701.52        -            -             -           -           -           701.52
  1274109  EMPIRE SILVER CO                        -       2,622.15         -             -           -           -         2,622.15
  8627411  EMPOWER TEES                          132.64        -            -             -           -           -           132.64
186050696  Enchante Slippers Inc               3,716.00        -            -             -           -           -         3,716.00
197638588  ENJOYLIFE INC                           -         720.68         -             -           -           -           720.68
847725124  EQUALS 4 INC                       27,302.68  (12,562.49)        -             -           -       2,177.28     12,562.91
 60500728  ERICA LYONS                           355.00    1,275.75         -             -           -           -         1,630.75
147852776  ESPRIT/CAROLE HOCHMAN               1,395.01        -            -             -           -         111.60      1,283.41
839369857  EVERGREEN ENTERPRISES INC           9,590.40     (132.00)        -             -           -           -         9,458.40
 43784396  EXCELSIOR PROCESS                       -          63.00       414.50          -       1,178.25        -         1,655.75
 15260003  F.G. GALASSI INC                      933.85        -           10.00          -           -           -           943.85
 65101008  F.R. INDUSTRIES OF CALIF                -       3,240.00         -             -           -           -         3,240.00
 63128891  FABSCO LIMITED                          -       3,085.50         -             -           -           -         3,085.50
 52403409  FANCY FEET INC.                         -           -            -             -          58.50        -            58.50
607826955  FANTAS-EYES                         5,533.00      480.00         -             -          19.56        -         6,032.56
  6150593  FARIBAULT WOOLEN MILLS CO             607.00        -            -             -           -           -           607.00
 86432221  FASHION AVENUE CORP                     -           -            -            97.02      119.00        -           216.02
 95255782  FASHION EXPRESS                     4,111.22    1,426.08         -             -           -           -         5,537.30
 47389726  FINA FIRENZA                            -       1,394.00         -             -           -           -         1,394.00
161308655  FISHER SPACE PEN CO                 4,250.00        -            -             -           -           -         4,250.00
 53822425  Flora Nikrooz                         754.51    3,307.25    11,508.13    (15,506.77)       -           -            63.12
 81838864  FOLKMANIS                           3,000.00     (120.94)        -             -           -           -         2,879.06
  4113148  FOREMOST CHEMICALS INC              4,934.00    4,707.84         -             -           -           -         9,641.84
100949002  FOUR STARS CLOTHING CO LTD              -       1,026.00         -             -           -           -         1,026.00
900362666  FREDERIC FEKKAI                         -       4,500.00         -             -           -           -         4,500.00
 26066436  FRENCH ROOM LLC                     8,343.36   13,470.84         -             -           -         667.46     21,146.74
 55241509  Friedknit Creations                 5,075.24        -            -        (1,500.00)       -         101.51      3,473.73

             JACOBSON STORES, INC.
             SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #          VENDOR NAME                 CURRENT        1-30        31-60        61-90        91+      DISCOUNTS       TOTAL
--------          -----------                 -------        ----        -----        -----        ---      ---------       -----
197554983   FRONT ROW COLLECTIBLES            1,409.70         -            -            -           -            -         1,409.70
   213272   FUNKY JUNQUE                          -            1.00         -            -           -            -             1.00
   199331   GALE GREETINGS                        -        1,584.00         -            -           -            -         1,584.00
 55382980   Galerie Au Chocolat               3,569.40     5,438.40         -            -      12,098.50         -        21,106.30
 63502769   GALLERY LEATHER CO                1,245.56         -            -            -           -            -         1,245.56
   119164   Gayle'S Chocolates                   60.00       108.00         -          102.00       60.00         -           330.00
948599659   GENEVA WATCH CO INC                   -           95.32         -            -           -            -            95.32
  5903877   GERBREND CREATIONS INC              360.35         -            -            -           -            -           360.35
119275196   Germack Pistachio Co                848.28     1,453.32         -            -           -            -         2,301.60
227685534   GIFT WRAP CO                        279.00     1,976.10         1.37         -           -            -         2,256.47
556894319   GIORGIO ARMANI CORP                   -            -            -            -       3,102.00         -         3,102.00
965933724   GITMAN & CO./IAG                  1,380.10         -            -            -           -            -         1,380.10
 57636862   GLOBAL AMICI                        404.04     5,193.64     4,152.12    (4,621.12)       -           63.22      5,065.46
791194160   GLOBALTEX INC                        75.00         -            -            -           -            -            75.00
   161133   GOURMET INTERNATIONAL                 -          781.24         -            -           -            -           781.24
360608806   GREG PETERS LTD                   3,785.86       434.18         -           33.90      117.00        83.62      4,287.32
 39594114   GROUPE CLARINS                    6,790.50   148,712.45    33,360.60     5,869.70      199.50         -       194,932.75
102953312   GUARDIAN PRODUCTS                     -          615.35         -            -           -            -           615.35
 27451731   GUESS, INC                        7,770.49     2,396.00         -            -           -          617.27      9,549.22
884875246   GURWITCH BRISTOW PRODUCTS LLC     4,110.60    55,032.72    (7,724.64)  (47,469.92)       -            -         3,948.76
929502144   H & B CLOTHING                  (11,861.10)   15,814.80         -            -           -            -         3,953.70
807645676   HABIDECOR                            54.09        53.00         -            -           -            -           107.09
 67429365   HANES HOSIERY                       995.97    15,772.33       160.65         -          36.39         -        16,965.34
 40074189   Hanky Panky Ltd                  10,534.65         -            -            -           -          838.80      9,695.85
   171249   HANOVER'S INC                       143.80       665.50         -            -           -            -           809.30
 21269824   Hanro Usa Inc                    15,651.63    (3,278.91)    1,902.34    (6,790.66)      52.50     7,391.46        145.44
626697684   HARRY L. NEUFELD CO               2,342.55         -            -            -           -            -         2,342.55
 79800231   HARRY LONDON CANDIES                  -          768.00         -            -           -            -           768.00
  5120100   HART SCHAFFNER & MARX            10,622.40     3,505.08       570.00    (7,452.50)   1,135.00         -         8,379.98
 31065183   HAWK CLOTHING                         -          510.00         -            -           -            -           510.00
941572240   Heart + Soul                      5,476.40         -            -            -           -          815.68      4,660.72
  3315231   HEENEY COMPANY INC                2,882.86         -            -            -           -            -         2,882.86
160983839   HEN-FEATHERS CORP                     -        1,665.60         -            -           -            -         1,665.60
  2207843   HICKEY-FREEMAN                    6,831.91    15,357.04     1,220.00         -         593.00         -        24,001.95
858543598   Hobo                              1,729.23    11,105.39    12,156.50         -           -            -        24,991.12
824752596   Home Essentials                   2,528.00       (31.02)      586.00         -           -            -         3,082.98
602517997   HOME TREASURES                        -          220.00         -            -           -            -           220.00
  1963123   HOSIERY MATE                        919.94         -            -            -           -            -           919.94
958461386   HOT KISS INC                      6,396.00    21,282.50    (4,810.00)      (39.70)       -            -        22,828.80
144642402   HOYA CRYSTAL INC                  2,497.50         -            -            -           -            -         2,497.50
  4285920   HUGO BOSCA COMPANY INC            2,265.93         -            -            -           -            -         2,265.93
959124348   HYPE FOOTWEAR                     7,560.00     3,600.00         -            -           -            -        11,160.00
795371079   I.W.A. INC                       21,897.93    13,640.06         -          100.00      112.00         -        35,749.99
  8093296   I-C MANUFACTURING CO                  -        3,156.00         -            -           -            -         3,156.00
 93934623   IFT LLC/MENS                        220.00         -            -            -           -            -           220.00
  1473974   Imp Originals Inc.                    -        1,161.53         -            -           -            -         1,161.53
175164649   IMPERIA TRADING INC              13,061.50    (2,008.85)        -            -           -          214.82     10,837.83
  1251131   IMPERIAL HANDKERCHIEFS               33.05         -            -            -           -            -            33.05
 67891341   Interart Distribution                 -            -            -         (470.99)     665.89         -           194.90
185545100   J A APPAREL CORP                      -          (34.65)   41,711.59    16,067.41       70.00         -        57,814.35
186124046   J. WILDE'S                          534.00         -            -            -           -            -           534.00
202117727   J.A. BESNER & SONS LTD           15,379.86       630.00         -            -           -            -        16,009.86
  4119939   JACK ROGERS SHOES                     -            -            -            -         134.00         -           134.00
803842772   JACKIE ROGERS                         -        1,020.00         -            -           -            -         1,020.00
    41004   Jacobson'S Of Michigan                -           10.27         -            -           -            -            10.27
 67362558   JEFFERIES SOCKS                       -            -            -            -         194.40         -           194.40
  9118290   JELLY BELLY CANDY COMPANY             -          622.66         -            -           -            -           622.66
958658916   JENIGERE                              -            -            -           66.00        -            -            66.00
 40717709   JEWELIARDS                            -            -            -       42,420.00  278,325.00         -       320,745.00
   208280   JILL HENNING FINERIES               189.00         -            -          137.00        -            -           326.00
926152240   JIVAGO                                -          234.00         -            -           -            -           234.00
173293176   Joanna Mastroianni               51,585.00     4,820.00         -            -           -        4,116.00     52,289.00
 41936840   JOCKEY INTERNATIONAL             13,978.82         -            -            -           -            -        13,978.82
621786847   JODI KRISTOPHER INC               8,751.64    (6,793.74)        -            -           -        1,180.04        777.86
   198572   John Wm Macy'S Cheesestk          1,487.40         -            -            -           -            -         1,487.40
191964717   JOHNNY WAS T SHIRTS              (7,418.88)   16,128.00    (4,032.00)        -           -            -         4,677.12
  1981604   Johnston + Murphy Shoe              226.98         -           83.50         -         144.00         -           454.48
 83991661   JONATHAN BENNETT INC                884.75       630.00         -            -           -            -         1,514.75
202322384   JOSEPH RIBKOFF INC                2,400.00         -            -            -           -          192.00      2,208.00
147093827   Joseph Schmidt Confectns          2,466.30    (1,233.15)        -            -           -            -         1,233.15
 89874135   JPR                                   -            -           28.50         -           -            -            28.50

           JACOBSON STORES, INC.
           SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #          VENDOR NAME                 CURRENT        1-30        31-60         61-90       91+       DISCOUNTS      TOTAL
--------          -----------                 -------        ----        -----         -----       ---       ---------      -----
   149609  JUDITH JACK                           154.00        -             -             -         -            -          154.00
  1856236  JUDITH LEIBER INC                       -       4,885.00          -             -         -            -        4,885.00
 44436335  K. Swiss Inc                            -       3,028.55          -             -         -            -        3,028.55
 81913519  KAHALA                                  -       1,733.36          -             -        20.00         -        1,753.36
  8221814  KAOS                                    -           -           137.46          -         -            -          137.46
 21064480  KAREN KANE                        108,673.20        -            44.10      1,184.40      -        8,693.84   101,207.86
   178897  KAREN LEE BALLARD                   4,788.83      609.50          -             -         -            -        5,398.33
   212787  KASARAA DESIGN KATHY ENRIGHT            -          76.88          -             -         -            -           76.88
969281120  KASPER A.S.L.                           -           -         1,613.11       (972.08)   170.20       724.40        86.83
961762382  KATAYONE ADELI                        438.84        -             -             -         -            -          438.84
  1720804  KENNETH JAY LANE                    4,096.10        -             -             -         -          122.88     3,973.22
824755763  KEVO INC                              721.29      (25.37)     1,536.80          -         -           55.18     2,177.54
968183236  KEYSTONE SALES                        579.60        -             -             -         -            -          579.60
106607260  KHALSA TRADING INC                      -           -             -             -       245.00         -          245.00
  6175673  KNITCRAFT CORP                          -           -             -             -       106.00         -          106.00
889529079  KOLTE ACCESSORIES                       -       3,940.00          -             -         -            -        3,940.00
   213322  KRISTEN VASQUES                       446.40        -             -             -         -            -          446.40
621239326  KYMSTA CORP                             -      21,646.68          -             -         -            -       21,646.68
  1032747  L.B. EVANS                              -           -             -             -        55.00         -           55.00
181224551  L.R. EKSES INC                          -           -             -             -        78.50         -           78.50
619642713  LA CONTESSA                           694.18        -             -             -         -            -          694.18
   207290  LA DEA/USA                              -           -         1,008.00       (921.00)     -            -           87.00
   212506  LA FENICE/LA SIGNORIA               1,346.00        -             -             -         -            -        1,346.00
 58936709  LAGOS                                 533.00    1,378.00          -             -       432.00         -        2,343.00
104641126  LAUNDRY                            20,760.16     (667.05)         -             -         -        2,275.73    17,817.38
  9275707  LAURA GIBSON                            -         400.00          -             -        90.00         -          490.00
   188649  Laurel Street Design                  144.00        -             -           (24.00)     -            -          120.00
   211763  LE BLANC                                -       1,845.00          -             -         -            -        1,845.00
  1988633  Le Creuset Of Amer. Inc                 -       5,256.25          -             -         -            -        5,256.25
 72843527  LEARNING CURVE INTL                10,105.65   (3,198.36)       116.36     (6,545.34)    43.20       132.70       388.81
   168880  LEGACY LINENS                           -      18,232.90          -            48.00      -            -       18,280.90
  5967281  LENOX BRANDS                            -           -             -             -       108.20         -          108.20
176698488  LES BEBES DU PARADIS                   15.68        -             -             -        16.15         -           31.83
  1227388  LIBERTY UMBRELLA CO                     -       1,015.46          -             -         -            -        1,015.46
247047590  Lida Baday Ltd                     42,266.10   47,781.90          -             -         -            -       90,048.00
609438015  LIGHTS,CAMERA,INTERACTION! INC      5,335.20   (2,517.90)         -             -         -            -        2,817.30
101105450  LILLY PULITZER                          -           -             -             -       134.00         -          134.00
  3078672  LITTLE ME CHILDRENSWEAR CO LLC      4,618.15    2,515.73          -             -         -            -        7,133.88
252016274  LITTLE PRINCESS CHILDRENS WEAR      4,368.00     (105.55)         -             -         -            -        4,262.45
 58161969  LITTLE THINGS MEAN ALOT                 -          57.00          -             -         -            -           57.00
878133024  LIZ CLAIBORNE INC                       -       6,954.00          -             -         -            -        6,954.00
807273248  LIZ PALACIOS DESIGNS, LTD               -       4,296.00          -             -         -            -        4,296.00
  5902655  LLADRO USA INC                        924.74      966.64          -             -       582.50         -        2,473.88
 74572538  Long Grove Confectionary              162.60      453.38        (67.00)         -         -            -          548.98
843808619  LONGCHAMP USA INC                   8,786.81    2,474.00          -             -         -            -       11,260.81
   189605  LORI BONN DESIGNS                      64.00        -             -             -         -            -           64.00
 97520498  Louis Feraud                       63,410.75   17,722.00    (46,626.47)    (2,504.04)     -            -       32,002.24
  6371926  Louisville Bedding Co.              1,575.60    3,534.00          -             -         -            -        5,109.60
 38804845  LUV STUFF                               -       1,762.78          -             -         -            -        1,762.78
   203315  M & R PRODUCTS INC                      -           -             -            43.00      -            -           43.00
245938188  MAC & JAC                               -           -           119.00          -         -            -          119.00
   941526  MACKENZIE-CHILDS LTD                    -           -             -             -       245.00         -          245.00
  8251597  Magdesian Bros Inc                 17,440.00   (8,720.00)         -             -         -            -        8,720.00
 57843674  MAGGY                               1,321.88   20,453.91     19,049.66     27,956.97      -       15,901.35    52,881.07
199741562  MAGGY LONDON                      (12,040.39)    (727.67)    35,639.48      8,046.85      -        2,582.65    28,335.62
155264286  MAGNOLIA CASUAL                         -           -            33.50          -         -            -           33.50
788272789  MAGPIE MARKETING                        -         204.75          -             -         -            -          204.75
174790733  MAISON DESIGN INC                       -           -             -            96.07      -            -           96.07
 28938368  MAJESTIC INTERNATIONAL USA INC         25.39        -             -             -        62.00         -           87.39
 94323565  Majorica                              776.38        -             -             -         -            -          776.38
 38376372  Mara-Mi                                 -           -           180.25          -         -            -          180.25
 17917576  MARAMOR CANDY CO.                   2,496.00      192.00          -             -         -            -        2,688.00
 77277648  MARCHON                                 -       3,204.00          -             -         -            -        3,204.00
958286346  MARCOROSSI USA INC                 10,648.80     (206.60)       (50.00)         -         -            -       10,392.20
118168285  Marich Confectionery Co                 -         228.24          -             -         -            -          228.24
  8674504  MARINA INC                          4,871.50   (2,550.80)         -             -         -          387.36     1,933.34
 19109599  MARK PAUL                           9,774.00        -             -             -         -            -        9,774.00
 25648056  Maya                                    -       3,972.00          -             -         -            -        3,972.00
  2532190  Mayer/Berkshire Corp                2,398.27        -             -            15.00      -            -        2,413.27
  7205255  MCCUBBIN HOSIERY INC                3,583.65        -             -             -         -            -        3,583.65
   213249  MCELYEA PUBLISHING                      -         214.20          -             -         -            -          214.20

            JACOBSON STORES, INC.
            SCHEDULE E: OPEN PAYABLES - MERCHANDISE
            VENDORS

VENDOR #          VENDOR NAME                 CURRENT        1-30        31-60        61-90        91+      DISCOUNTS       TOTAL
--------          -----------                 -------        ----        -----        -----        ---      ---------       -----
  1519321   Merrill Sharpe Ltd                  3,087.47        52.50        -            -          -           -         3,139.97
808948111   METROPOLITAN PRAIRIE                    -        5,999.00        -            -          -           -         5,999.00
788140903   MICHAEL ARAM INC                    6,059.82      (116.10)     (68.46)      855.00       -           -         6,730.26
   210518   MICHAEL KORS FOOTWEAR                   -        1,056.00     (880.00)        -          -           -           176.00
 93678050   MICHAEL SIMON DESIGN INC              918.16         -        (100.60)       22.83       -           -           840.39
 60979801   MICHELE WATCHES                    37,046.25        62.50        -            -          -           -        37,108.75
 22738876   MIDWEST OF CANNON FALLS                 -            -           -            -         27.54        -            27.54
   206235   MIRABELLO/LA FENICE                     -          118.80        -          870.00       -           -           988.80
940919806   MOLL MCNEILL                        4,652.59    18,523.28        -            -          -           -        23,175.87
628027351   MON CHERI                             579.93     1,219.00      249.00         -          -          45.20      2,002.73
 19019889   MONSAC INTERNATIONAL               11,135.95    (6,570.75)       -            -          -           -         4,565.20
   212928   MPORTS INTERNATIONAL                    -        3,641.50      975.00         -          -           -         4,616.50
612180141   MULBERRIBUSH INC                      756.00     5,514.00        -            -          -           -         6,270.00
623165289   MUNRO KIDS                              -        2,208.00        -            -        352.00        -         2,560.00
185065844   MUSE                                    -        9,719.27   (3,173.97)    1,626.85       -       2,570.84      5,601.31
957827876   MYSTICAL MADNESS                       80.00         -           -            -          -           -            80.00
  7105315   NAMBE MILLS INC                         -        3,277.61        -            -          -           -         3,277.61
117492942   NAP INC                            16,160.05         -           -        1,094.00       -       1,287.42     15,966.63
 22195197   NEUROSMITH LLC                      1,962.00     2,169.00        -            -          -           -         4,131.00
153809207   NEW YORK TRANSIT                   15,448.50     7,110.00      658.00         -        201.00        -        23,417.50
194118196   NEWPORT APPAREL CORP                1,818.00     1,390.25   18,437.25   (21,407.50)      -           -           238.00
181115700   O.R.E.                                  -        2,107.44        -            -          -           -         2,107.44
180636540   ONLY IN USA                        15,584.64     2,930.76        -            -          -           -        18,515.40
 29299000   OPI/DKNY WATCHES                        -        2,045.25        -            -          -           -         2,045.25
 71006472   OSCAR DE LA RENTA                       -        6,122.00        -            -          -           -         6,122.00
 68250539   Oscar De La Renta Ltd              (7,245.00)   15,750.00        -            -          -           -         8,505.00
196719421   PACIFIC COAST HOME FURNISHINGS          -        1,608.50        -            -          -           -         1,608.50
178461612   PACIFIC DIRECT                        570.00       (46.25)       -            -          -           -           523.75
 18204979   PALISADES                             433.23     2,482.16      695.52         -          -           -         3,610.91
178524054   PARADISE SHOE/TOMMY BAHAMA        (10,980.00)   11,008.74        -            -          -           -            28.74
209982370   PARASUCO JEANS                          -         (147.57)       -          670.00       -           -           522.43
121565709   PARFUMS GIVENCHY INC               16,212.00         -         161.33    (5,433.27)      -           -        10,940.06
 35053391   PARTY HATS LLC                          -        4,708.99        -            -          -           -         4,708.99
944696293   PAULA DORF COSMETICS INC              525.60    64,569.35   (6,591.91)        -        205.20        -        58,708.24
608872958   PBD INC DBA PEYOTE BIRD DESIGN          -            -       1,620.00         -          -           -         1,620.00
 57402877   PEACOCK ALLEY                           8.00         -           -            -          -           -             8.00
 12693701   PEGGY JENNINGS                        675.00         -           -            -          -           -           675.00
  9032459   Pendleton Woolen Mills            140,959.50    23,299.99    7,718.71   (20,445.51)      -      23,575.62    127,957.07
177715810   PERINE LOWE ENT                         -        1,520.00        -            -          -           -         1,520.00
   212985   PERUVIAN HIGHLANDS                  3,360.00         -           -            -          -           -         3,360.00
 62223482   PETERS IMPORTS INC                  1,478.40         -           -            -          -           -         1,478.40
153205299   PHANTOM-GLENDALE, INC                   -            -           -           27.00       -           -            27.00
106522204   PIEGE CO INC                        2,704.95       154.35     (977.85)        -          -         728.86      1,152.59
187569439   PRINCESS SOFT TOYS                  3,353.66         -           -            -          -           -         3,353.66
 58943932   PUMPKINS & MONKEYS LLC                  -           36.35        -            -          -           -            36.35
 91446471   R.P.L. DESIGNS-JESSICA BAGS           612.84         -           -            -          -           -           612.84
175640341   RALPH LAUREN CHILDRENSWEAR LLC     73,830.20    23,567.84        -            -          -           -        97,398.04
 55011316   Ralph Lauren Fragrances               379.42         -           -            -        403.20        -           782.62
147072011   RANGONI OF FLORENCE                     -            -           -           62.50     388.00        -           450.50
  1011071   REED & BARTON                       1,317.50         -           -            -          -           -         1,317.50
 59621490   REGAL INC                             643.32         -           -            -          -           -           643.32
  2540177   REGENCY THERMOGRAPHERS                  -          247.14        -            -        135.55        -           382.69
  6080709   Reliable Of Milwaukee                 322.86     1,112.85        -            -          -           -         1,435.71
 52388261   REMY                                    -          335.00        -            -          -           -           335.00
780274650   RETRO 1951                         11,754.00         -           -            -          -           -        11,754.00
  7917821   RHINESTONE COWBOY                       -            -           -          324.00       -           -           324.00
 21000089   RIA                                     -            -       2,030.00         -          -           -         2,030.00
  1269695   RIVIERA TRADING INC                     -            -       1,008.00         -          -           -         1,008.00
 98891484   ROBERT LEE MORRIS INC                 176.00       580.00       34.00         -          -           -           790.00
  9134156   Robert Talbott                      2,066.75     5,723.50    5,002.50         -          -           -        12,792.75
   198937   ROBERTO COIN                       44,734.10       492.00        -        4,334.96       -       4,460.92     45,100.14
139522486   ROCCO ORIGINALS LTD                15,576.71       467.15        -            -          -           -        16,043.86
 58311283   ROMAR INTERNATIONAL                    40.50         -           -          (27.00)      -           -            13.50
   197798   RONNIE'S CERAMIC CO                     -            -           -            -         52.80        -            52.80
150982601   Rosanna Imports Inc                 9,099.00    (4,549.50)       -            -          -           -         4,549.50
  1971837   ROSENTHAL USA LMTD                      -            -           -            -        175.00        -           175.00
   198218   ROSS GRAISON                            -            -           -            -        220.00        -           220.00
 12927211   ROSY RINGS                              -            -          43.20         -          -           -            43.20
798332086   ROYAL IMPRINTS                          -            -           -            -        243.50        -           243.50
 69891851   ROYAL PACIFIC SALES LTD                60.80         -           -            -          -           -            60.80
 56301906   ROYAL SCANDINAVIA                       -           26.13        -            -          -           -            26.13

             JACOBSON STORES, INC.
             SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #          VENDOR NAME                 CURRENT       1-30        31-60         61-90         91+      DISCOUNTS      TOTAL
--------          -----------                 -------       ----        -----         -----         ---      ---------      -----
 65700791   ROYAL SCANDINAVIA INC              106.88     (2,880.69)   6,363.25        631.25      256.54           -      4,477.23
 39255364   RUBY                            15,815.50    (10,143.00)          -      2,376.00       23.00           -      8,071.50
967494626   RYTEX CO                           150.25      4,299.77   43,000.85      6,843.49    1,146.48           -     55,440.84
   192567   S. Roth + Co                        50.60             -      118.00      4,292.35      109.75           -      4,570.70
 96116264   SAFAVIEH RUGS                      819.75        244.03           -             -           -           -      1,063.78
 12058129   SAM HEDAYA LINENS                  235.01             -           -             -           -           -        235.01
826183840   SAN FRANCISCO SALES INC                 -     37,219.00           -             -           -           -     37,219.00
 93729064   SANDTON DESIGNS                         -      1,329.64           -             -           -       22.04      1,307.60
792144649   SCOJO VISION                            -             -           -             -      120.00           -        120.00
102971546   SDH ENTERPRISES INC                202.30        164.00      168.00             -       62.00           -        596.30
  1094218   Sebago Inc.                      2,220.67      1,908.00           -             -           -           -      4,128.67
169868465   SEQUIN                              30.00             -           -             -           -           -         30.00
609796826   SHAMASK LLC                     45,263.00             -           -             -    3,190.00           -     48,453.00
245893714   SHARELLI INC                            -      1,381.72           -             -           -           -      1,381.72
 97517676   Sharif Designs Ltd               2,343.61             -           -             -           -           -      2,343.61
884273566   SHONFELD'S                              -      1,927.80           -             -           -           -      1,927.80
150545374   Silly Phillie Creations                 -        244.00           -             -       12.50           -        256.50
824809628   SIMPLY CHARMING                    850.00             -           -             -           -           -        850.00
790545016   SKECHERS USA INC                 3,069.97      3,265.99           -        (50.00)          -           -      6,285.96
195834239   SKY HIGH UNLIMITED UNC                  -      4,127.50           -             -           -           -      4,127.50
836332379   SLAVIC TREASURERS USA LLC               -      2,365.00           -             -           -           -      2,365.00
626243430   SO FUN INC                              -             -           -             -       60.00           -         60.00
884139999   SOFTWEAR                         1,010.40     (3,760.63)   2,161.96      7,324.80           -    4,283.32      2,453.21
931425560   SPANX INC                       28,313.49     49,289.91           -             -           -           -     77,603.40
959565284   St John Shoes                    3,824.17             -           -        (31.76)          -           -      3,792.41
  8368540   ST. JOHN KNITS INC.           (126,172.70)  (267,325.45) 339,306.41    547,617.29  114,555.00  354,771.50    253,209.05
 68953652   STAPLES DESIGNERS SERV. INC     32,841.50    (23,441.25)  (1,586.50)            -           -           -      7,813.75
247572860   Stitchsations                    5,435.55      4,508.50       31.50             -           -           -      9,975.55
190286161   STONY JEWELRY INC                       -             -      335.00             -           -           -        335.00
957574346   STUDIO VERTU                     8,571.20     (6,828.61)          -             -           -           -      1,742.59
361355332   SUNNY CHOI FASHIONS              1,425.00             -      630.00        730.00           -      164.40      2,620.60
617925599   SUPER TRADER                     1,710.00      2,907.00           -             -       50.00           -      4,667.00
115326944   SURYA                              155.75      6,103.60   (2,763.00)      (535.54)          -    2,366.26        594.55
187949904   SWAROVSKI CONSUMER GOODS           748.46      4,965.75      174.00             -       34.00           -      5,922.21
900142241   SWEET DREAMS                       113.00     10,530.00           -             -           -           -     10,643.00
 14984207   SYDNEY LOVE/J MARCUS CO.         2,928.72             -           -             -           -           -      2,928.72
   165472   T. HITSMAN & ASSOCIATES LTD        545.00             -           -             -           -           -        545.00
 73273851   TAIUSA                             619.48      1,080.00           -             -           -           -      1,699.48
  8111304   TANDY BRANDS ACCESS                     -        520.00           -             -           -           -        520.00
  1921089   Teenform                           574.88        576.00           -             -           -       43.75      1,107.13
883233363   TELLURIDE CLOTHING CO           14,269.50        234.50           -             -           -    1,084.72     13,419.28
 43010305   Teri Jon Sports Inc.             6,709.50        944.04    1,975.44     (8,326.71)   6,396.50    2,005.60      5,693.17
 72866192   THAT WINE IS MINE                6,226.88             -     (149.38)            -           -           -      6,077.50
944767136   THE BOW CONNECTION                 390.00             -           -             -           -           -        390.00
  1546438   THE CALDREA COMPANY              4,470.00             -           -             -           -           -      4,470.00
 28101103   THE EL PASO CHILE COMPANY               -      1,583.00           -             -           -           -      1,583.00
195573654   THE FINEST ACCESSORIES INC         486.00             -           -             -           -           -        486.00
147679880   THE FLO BARON COLLECTION                -             -           -         66.00           -           -         66.00
806103227   THE GIFT GIANT                   1,228.53             -           -             -           -           -      1,228.53
945990117   THE GRANDPARENT GIFT CO          1,221.00        703.00           -             -           -           -      1,924.00
 49446896   THE HELEN WELSH GROUP                   -             -           -         12.00           -           -         12.00
781224860   THE MANHATTAN GROUP             18,247.99        (50.00)    (250.00)       (50.00)          -           -     17,897.99
 82832577   THE MOTHER MAID COMPANY          9,663.15      5,301.29           -             -           -           -     14,964.44
617926357   THE SANDY STARKMAN COMPANY         520.00             -           -             -           -           -        520.00
   208314   THE STEELHEAD GROUP                     -             -           -             -       15.00           -         15.00
122711930   THE THYMES LIMITED               3,873.68             -           -             -           -           -      3,873.68
   198382   THE WRITE PAPERIE                       -             -       47.50             -       19.00           -         66.50
106845795   TO THE MAX                       8,918.00      7,871.52   (7,408.80)       360.00           -    1,743.09      7,997.63
   205062   TOEPPERWEINS OF TEXAS            3,620.00             -           -             -           -           -      3,620.00
  3448227   TRACTOR JEANS                       81.95             -           -             -           -           -         81.95
  5070206   TRANS APPAREL GROUP                     -             -           -             -      695.00           -        695.00
181091034   TRANSATLANTIC SHOE CO                   -         54.10           -        500.00           -           -        554.10
 54572094   TREND MARKETING                  8,668.00             -           -             -           -           -      8,668.00
  7662302   TRICOTS ST RAPHAEL               6,660.42     13,155.23       39.60             -           -           -     19,855.25
   178335   Trish Mc Evoy                   21,292.20     26,977.89   (6,797.05)            -           -           -     41,473.04
  4096780   TROPICAL SPORTSWEAR INT'L          526.00             -      304.00             -           -           -        830.00
200113736   TUNDRA KNITWEAR LTD                     -     16,264.00           -             -           -           -     16,264.00
156509366   TURTLE FUR                       1,798.73             -           -             -           -           -      1,798.73
105709513   TWO LIPS SHOE COMPANY                   -         72.00           -             -           -           -         72.00
 11133142   UFFIZI INC                       5,880.00        (90.00)  10,560.00    (10,656.00)          -           -      5,694.00
   188383   ULTIMATE MANUFACTURING           8,328.93      5,687.95           -             -           -           -     14,016.88

             JACOBSON STORES, INC.
             SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #          VENDOR NAME              CURRENT       1-30         31-60         61-90         91+      DISCOUNTS        TOTAL
--------          -----------              -------       ----         -----         -----         ---      ---------        -----
103004032    UMA ENTERPRISES              11,728.50   (18,120.90)   11,849.67     (4,548.00)          -           -           909.27
 92080837    UMA SHOES/BRUNO MAGLI                -       180.00            -             -           -           -           180.00
928403294    Under Cover Inc               1,406.46            -            -             -           -           -         1,406.46
112926480    Union Street                  2,297.04        62.70            -             -           -           -         2,359.74
             Glass
   206862    UNISPHERE                            -            -       576.00             -           -           -           576.00
125490842    VALENTINO BOUTIQUE           (5,573.50)   11,147.00            -             -           -           -         5,573.50
 34826065    VAN MAR INC                   1,502.56            -            -             -           -      119.76         1,382.80
926135005    VERSACE PARFUM USA LTD       32,760.57    (4,489.63)           -       (525.00)          -           -        27,745.94
  1329127    VICTORIA ROYAL                       -    13,199.00            -             -           -           -        13,199.00
112990650    VINTAGE CREATIONS                    -        39.00            -             -           -           -            39.00
808390074    VINTAGE VERANDAH             20,999.25   (20,175.72)      530.19     (1,351.00)          -           -             2.72
 89751499    VIVA SUN                      9,999.00     6,410.25            -             -           -           -        16,409.25
  1754670    W.J. Hagerty & Sons Ltd         531.00            -            -             -           -           -           531.00
 76467026    WACOAL AMERICA INC           57,861.16    86,376.54            -             -           -    6,998.84       137,238.86
610300212    WACOAL SILVER                19,251.10        89.28            -             -           -    1,527.81        17,812.57
623360591    Waterford                       701.89       436.50            -        110.00       24.50           -         1,272.89
             Crystal Inc
 63823108    W-C DESIGNS                   2,849.40            -            -             -           -           -         2,849.40
103206926    WEE ONES INC                  1,318.50            -            -             -           -           -         1,318.50
 46609392    WEINGEROFF ENTERPRISES               -            -            -        150.00           -           -           150.00
  1304815    White Coffee Corp               261.69       545.23            -             -           -           -           806.92
  1061068    WILLIAM ARTHUR                  104.50       228.51            -             -      171.50           -           504.51
107407033    WILLOW SPECIALTIES           14,250.00            -            -             -           -           -        14,250.00
 52534799    WILTON INDUSTRIES             1,196.87     1,942.22      (279.88)       (50.00)          -           -         2,809.21
118178003    WINE THINGS UNLIMITED         6,447.60            -            -             -           -           -         6,447.60
 52790763    WMF/USA                              -     1,920.00            -       (750.00)          -           -         1,170.00
942601857    WOLFORD AMERICA INC             496.22     8,515.00    (5,924.14)      (250.00)          -           -         2,837.08
  6015069    WOLVERINE WORLDWIDE           8,406.14     2,240.89        37.60             -           -           -        10,684.63
190668509    WOODLORE                         72.00            -            -             -           -           -            72.00
104273524    WOW KNITS INC                        -     2,844.00            -             -           -           -         2,844.00
 64761307    Wusthof/Trident Company       1,294.74            -            -             -       79.20           -         1,373.94
    87718    YELLOW FREIGHT                       -            -            -        151.20           -           -           151.20
103323671    Yolanda Lorente              11,020.00            -            -             -           -           -        11,020.00
             Ltd
 17589651    ZAPF CREATIONS USL INT'L             -       495.00            -             -           -           -           495.00
198527830    ZAZOU                         5,093.00     3,044.00            -             -           -           -         8,137.00
 77673010    ZRIKE COMPANY INC.                   -     2,337.00            -             -           -           -         2,337.00
                                      ----------------------------------------------------------------------------------------------
                              TOTALS   1,805,324.80 1,333,117.89   370,274.95    655,523.98  454,306.32  483,559.37     4,134,988.57
                                      ==============================================================================================

            JACOBSON STORES INC.
            SCHEDULE F: OPEN PAYABLES - NON-MERCHANDISE EXPENSE


VENDOR #    VENDOR NAME                        CURRENT      1-30         31-60       61-90    90+       DISCOUNTS     TOTAL
--------    -----------                        -------      ----         -----       -----    ---       ---------     -----
     5789   ABC REPRODUCTION CO                  2,546.81        -          -          -       -              -        2,546.81
    22577   ADT CO                               2,561.57        -          -          -       -              -        2,561.57
929294809   AIRGAS GREAT LAKES                       4.48        -          -          -       -              -            4.48
    13548   Albin Business Copiers                 843.08      449.03       -          -       -              -        1,292.11
     8232   Alix Adams Agency                        -         234.00       -          -       -              -          234.00
 43290142   ALTECH MECHANICAL SERVICE CO           298.00      769.03     961.00       -       -              -        2,028.03
    25475   American Office Soluts                   -       4,977.79       -          -       -              -        4,977.79
    27775   Ameritech                              122.19    7,890.81       -          -       -              -        8,013.00
    27786   Amertex Service Group                   69.55        -          -          -       -              -           69.55
 53584231   AMERTEX SERVICE GROUP                  150.13        -          -          -       -              -          150.13
    83303   AMSTAR                               1,032.82        -          -          -       -              -        1,032.82
    35630   AON RISK SERVICES INC OF MICH            -      24,555.00       -          -       -              -       24,555.00
    36893   Aquatrol                               246.00        -          -          -       -              -          246.00
627183148   ARAMARK UNIFORM SERVICES                 -          53.00       -          -       -              -           53.00
    37312   ARCH WIRELESS                          351.00        -          -          -       -              -          351.00
   254900   ARLENE WILSON                          135.00        -          -          -       -              -          135.00
  1005194   Aroma Coffee Svc                         -         206.01       -          -       -              -          206.01
    43681   Associated Bag Co                    1,704.19    1,259.93       -          -       -              -        2,964.12
  1005981   At+T                                    87.32        -          -          -       -              -           87.32
    47309   Automatic Microfilm Co               1,227.48        -          -          -       -              -        1,227.48
    47921   Avis Rent-A-Car                        171.06        -          -        (26.13)   -              -          144.93
    53115   Banaschs Inc.                          668.57      854.41       -          -       -              -        1,522.98
    54496   BARCODE RESOURCES INC                  211.52        -          -          -       -              -          211.52
    60876   Beaute' Craft Supply                      -         50.88       -          -       -              -           50.88
    61927   Beck'S Flower Shop                     381.61        -          -          -       -              -          381.61
    64631   Bell + Howell                          680.00        -          -          -       -              -          680.00
  1010462   Bell Tower Property Lp              17,059.22        -          -          -       -              -       17,059.22
    65110   Bellsouth                              121.58    1,645.68       -          -       -              -        1,767.26
    79582   BOWNE                                5,622.00        -          -          -       -              -        5,622.00
    83868   Briarwood                            4,124.33        -          -          -       -              -        4,124.33
    84418   BRINKS INC                             445.00        -          -          -       -              -          445.00
    50738   Brooklyn Bakery                        152.10        -          -          -       -              -          152.10
  1012886   Broward Paper + Pack                   991.24      263.36       -          -       -              -        1,254.60
  1012893   Browning Ferris                        235.83        -          -          -       -              -          235.83
  1014911   C A Mechanical Inc                       -         875.00       -          -       -              -          875.00
   253753   CAFE IRIS                              212.00        -          -          -       -              -          212.00
    98286   Caremark                            23,056.25        -          -          -       -              -       23,056.25
   315255   CCH INCORPORATED                        74.20        -          -          -       -              -           74.20
 53287397   Central Mich Wholesale                   -       2,250.00       -          -       -              -        2,250.00
    90971   CH JEWELER ENGRAVER                     40.00        -          -          -       -              -           40.00
   335303   CHARTER TOWNSHIP OF MERIDIAN           313.45        -          -          -       -              -          313.45
   111047   Citizens Bank                            -           -          -        515.63    -              -          515.63
   111049   Citizens Bank Trustee                    -           -          -        171.87    -              -          171.87
    81794   City Fashion Express                 6,133.76        -          -          -       -              -        6,133.76
    71463   CITY OF BIRMINGHAM                   2,333.71        -          -          -       -              -        2,333.71
   121516   City Of Columbus                         -          30.77       -          -       -              -           30.77
   250106   CITY OF ROCHESTER HILLS                282.95        -          -          -       -              -          282.95
   115063   CITY TRANSFER CO INC                    34.25        -          -          -       -              -           34.25
 44475127   CLINIQUE LABORATORIES                    -       4,102.63   1,359.32   1,725.76    -              -        7,187.71
   121556   Comerica Bank-N A                   28,747.66   53,047.31       -          -       -              -       81,794.97
   122135   Compressor Industries                6,145.88        -          -          -       -              -        6,145.88
   124295   Conserva Elec Supply                 2,698.90    7,604.89       -          -       -              -       10,303.79
   124968   Consumers Energy                    18,758.10      133.09       -          -       -              -       18,891.19
   127379   Consumers Energy                       744.81   22,681.96       -          -       -              -       23,426.77
 17173097   CONTINENTAL LINEN SERVICES              23.41        -          -          -       -              -           23.41
    91071   CPI PHOTO / WOLF CAMERA INC             51.69        -          -          -       -              -           51.69
  1025618   CROCKER MIZNER PARK III            116,710.59        -          -          -       -              -      116,710.59
   115923   CYNDI CLARK                              -         160.80       -          -       -              -          160.80
 29176625   DATAPRINT CORPORATION                   32.12       51.85       -          -       -              -           83.97
   358833   Deborah M Mckinley                       -           -          -         85.94    -              -           85.94
  2556736   DELUXE BUSINESS FORMS & SUPPLI         130.29        -          -          -       -              -          130.29
   339008   DESSERTS BY HELEN                      160.00       75.00       -          -       -              -          235.00
   165748   Detroit Edison                      70,905.12        -          -          -       -              -       70,905.12
  4867198   DILLARD'S INC                        3,000.00        -          -          -       -              -        3,000.00
   175876   Doring Inc                               -       2,000.00       -          -       -              -        2,000.00
   177406   Downriver Refriger-                    574.42      459.53       -          -       -              -        1,033.95
   354957   DTE ENERGY                           1,070.61        -          -          -       -              -        1,070.61
   313409   E FUNDS CORPORATION                      -       3,174.84       -          -       -              -        3,174.84
   186480   Ecolab                                 359.60        -          -          -       -              -          359.60
  1030103   Edith Tobian Estate                    597.60        -          -          -       -              -          597.60
  1030948   Elizabeth Morse Genius               5,300.00        -          -          -       -              -        5,300.00
949446520   EPASS                                  500.00        -          -          -       -              -          500.00
197001548   ERVIN LEASING                          504.52        -          -          -       -              -          504.52
 44361483   ETCETERA                               245.88        -          -          -       -              -          245.88
   199692   FEDERAL ARMORED TRUCK INC              210.60      210.60       -          -       -              -          421.20
  1031802   First Church Of Christ                 665.00        -          -          -       -              -          665.00
  1034560   Florida Power Corp                   3,599.68        -          -          -       -              -        3,599.68
  1035616   FLORIDA PUBLIC UTILITIES                15.96        -          -          -       -              -           15.96
  1035909   Ford Motor Credit Co                      -      6,727.42       -          -       -              -        6,727.42
  1035360   Fpl                                 15,747.54        -          -          -       -              -       15,747.54
  1037093   Frank Appleby                        1,067.40        -          -          -       -              -        1,067.40

            JACOBSON STORES INC.
            SCHEDULE F: OPEN PAYABLES - NON-MERCHANDISE EXPENSE

VENDOR #    VENDOR NAME                       CURRENT          1-30   31-60     61-90       90+        DISCOUNTS   TOTAL
--------    -----------                       -------          ----   -----     -----       ---        ---------   -----
929494243   GE FINANCIAL ASSURANCE               1,014.50        -       -         -          -              -      1,014.50
   262507   GMAC                                     -       1,877.15    -         -          -              -      1,877.15
   231479   GRAND RAPIDS CITY TREASURER            838.31        -       -         -          -              -        838.31
   231958   GRAND RAPIDS PRESS                       -         207.13    -         -          -              -        207.13
   236896   Great Lakes Fur Svc                  5,922.00    1,313.00    -         -          -              -      7,235.00
   349700   GREAT LAKES GRAPHICS INC               122.27        -       -         -          -              -        122.27
  1042248   Greens Energy Svc Inc                    -       1,843.96    -         -          -              -      1,843.96
   239571   Guardian Alarm                          12.84        -       -         -          -              -         12.84
   338554   H & R COFFEE COMPANY                    16.05       69.00    -         -          -              -         85.05
  1043970   Harmon Sign Co                       2,745.63        -       -         -          -              -      2,745.63
   245098   Hart Systems Inc                       746.53        -       -         -          -              -        746.53
   308805   HENRY DONEGER ASSOCIATES INC         8,333.33        -       -         -          -              -      8,333.33
   251694   HINCKLEY SPRINGS WATER CO-INDY          47.25        -       -         -          -              -         47.25
   253079   Hobart Sales + Service                   -         455.00    -         -          -              -        455.00
   335055   IDELSON VENTURES I,LC                1,665.00        -       -         -          -              -      1,665.00
   268365   Indy Lighting Inc                      136.14        -       -         -          -              -        136.14
   268546   Instant Signs                          257.75        -       -         -          -              -        257.75
   175679   IRON MOUNTAIN CONFIDENTL DESTR         160.00        -       -         -          -              -        160.00
   274635   Jackson City Treasurer               1,759.39        -       -         -          -              -      1,759.39
  1050192   Jacksonville Electric                9,119.38        -       -         -          -              -      9,119.38
   288489   Jacobson Stores Inc
             - Store Petty Cash                      -         684.10    -         -          -              -        684.10
  1051920   Jacobson'S Stores Inc
             - Store Petty Cash                      -       3,500.00    -         -          -              -      3,500.00
   290220   Jacobsons Stores Inc
            - Store Petty Cash                       -       3,000.00    -         -          -              -      3,000.00
   364709   JENNIFER EICHENBERGER                    -         242.20    -         -          -              -        242.20
   293774   Jewel-Craft Inc                         23.25        -       -         -          -              -         23.25
   581402   Jim Winter Buick Inc                   360.00        -       -         -          -              -        360.00
845744473   JOHN ATENCIO                             -         299.00    -         -          -              -        299.00
   298929   Kansas City Pwr + Lgt                    -      20,876.71    -         -          -              -     20,876.71
   298974   Kansas Withholding Tax                   -       3,446.88    -         -          -              -      3,446.88
   192401   Kelley Glass Co                        275.00        -       -         -          -              -        275.00
   284956   KELLY STARNES                            -         123.65    -         -          -              -        123.65
   303593   Kentucky State Treas                     -       4,928.65    -         -          -              -      4,928.65
   305247   Keyes Produce                          287.35        -       -         -          -              -        287.35
   305301   Keystone Fash Mall-E                96,850.25        -       -         -          -              -     96,850.25
 68033117   KIMCO REALTY CORPORATION            64,200.00        -       -         -          -              -     64,200.00
   390067   KONE INC                             2,684.96        -       -         -          -              -      2,684.96
 32616047   Labelle Furs                         1,246.00        -       -         -          -              -      1,246.00
 58936709   LAGOS                                   74.00      164.00    -         -          -              -        238.00
  9275707   LAURA GIBSON                            67.00       36.00    -         -          -              -        103.00
   320534   LAUREL PARK PLACE                   45,122.33        -       -         -          -              -     45,122.33
782620017   LAWRENCE SCHIFF SILK MILLS INC           -          27.57    -         -          -              -         27.57
   327966   Lina                                 6,200.71        -       -         -          -              -      6,200.71
   330416   LOUISVILLE/JEFFERSON COUNTY          6,385.34        -       -         -          -              -      6,385.34
   298501   MAGGIE REI                               -         446.13    -         -          -              -        446.13
   339297   MALY'S                                   -       2,300.91    -         -          -              -      2,300.91
   340698   Manpower Of Lansing                  1,450.40        -       -         -          -              -      1,450.40
786587089   MASTOR TELECOM EQUIPMENT INCQ            -         106.80    -         -          -              -        106.80
   265559   MCI WORLDCOM                             -           8.70    -         -          -              -          8.70
   358436   Mckendree                                -          86.00    -         -          -              -         86.00
 76717503   MEDIA RECOVERY                           -       1,816.35    -         -          -              -      1,816.35
 19965623   MENU DYNAMICS                            -       8,160.00    -         -          -              -      8,160.00
150382211   MERIDIAN MALL                       63,426.51        -       -         -          -              -     63,426.51
190645713   Miami Leather Co                         -          75.83    -         -          -              -         75.83
   352433   MICHELLE MCCALLISTER                     -         258.37    -         -          -              -        258.37
   381543   Midwest Air Filter                       -         454.43    -         -          -              -        454.43
 51099661   Miesel Sysco Food Serv               2,665.99      221.78    -         -          -              -      2,887.77
   571502   MIKE WERTZBERGER                         -          67.03    -         -          -              -         67.03
   387829   Modern Specialties                      68.34        -       -         -          -              -         68.34
805885449   MONTE CRISTO                           282.00        -       -         -          -              -        282.00
   398901   Nailco                               4,052.88     (174.12)   -         -          -              -      3,878.76
   404799   National Garages                     4,774.80    4,247.00    -         -          -              -      9,021.80
 46805370   NATIONAL HANGER CO                       -         474.32    -         -          -              -        474.32
   407138   Nature Nook Florist                      -          52.95    -         -          -              -         52.95
   403494   NCR CORPORATION                      1,402.06        -       -         -          -              -      1,402.06
   537243   Nelson Trane                           269.00        -       -         -          -              -        269.00
  1070293   Neutron Industries Inc                   -         310.27    -         -          -              -        310.27
 36845618   NEXTEL COMMUNICATIONS                    -       3,763.73    -         -          -              -      3,763.73
   580186   NEXTIRAONE LLC                      21,333.07        -       -         -          -              -     21,333.07
   410917   Nolan + Cunnings Inc                     -      11,348.25    -         -          -              -     11,348.25
  1070642   OAKBROOK SQUARE SHOP CNTR CORP      50,270.98        -       -         -          -              -     50,270.98
   294153   ODESSA TOWNSEND                          -          41.89    -         -          -              -         41.89
   416200   OFFICE DEPOT INC                     4,220.15    3,015.31    -         -          -              -      7,235.46
   420319   Oxmoor Center                      116,331.34        -       -         -          -              -    116,331.34
   323903   PAMELA SHRINER                           -         172.16    -         -          -              -        172.16
   342903   PAUL/DAVID JEWELRY INC                   -          80.00    -         -          -              -         80.00
   427199   Penske Truck Leasing                     -          49.29    -         -          -              -         49.29
   429878   Phoenix Press Inc                        -         344.50    -         -          -              -        344.50
   432417   Pitney Bowes Cr Corp                   396.44        -       -         -          -              -        396.44
   433254   Plant Prof Inc                          80.00        -       -         -          -              -         80.00
   282406   PRAIRIE FARMS DAIRY                     44.57       30.26    -         -          -              -         74.83
   287603   QWEST                                       -        5.16    -         -          -              -          5.16

             JACOBSON STORES INC.
             SCHEDULE F: OPEN PAYABLES - NON-MERCHANDISE EXPENSE

VENDOR #     VENDOR NAME                          CURRENT       1-30          31-60        61-90    90+   DISCOUNTS       TOTAL
--------     -----------                          -------       ----          -----        -----    ---   ---------       -----

   328487   QWEST/LCI                               221.03         -            -            -        -         -            221.03
   362109   R & L GAERTNER JEWELER                    -            -            -           96.00     -         -             96.00
   253258   R. RANDOLPH LYON, JR.                   750.00         -            -            -        -         -            750.00
 55184956   RITZ CAMERA CENTERS                      51.69         -            -            -        -         -             51.69
   150719   Robert Davis                             70.00         -            -            -        -         -             70.00
   424717   RONALD A PAWLAK JR                       55.00         -            -            -        -         -             55.00
   467103   Rotary Multiforms Inc                 1,658.75         -            -            -        -         -          1,658.75
   469351   Russell Hardware Co                     151.16         -            -            -        -         -            151.16
   471925   Saginaw City Treasurer                  752.90         -            -            -        -         -            752.90
183002435   SAGINAW COMMUNITY FOUNDATION              -            -            -        2,322.31     -         -          2,322.31
   279907   SAMANTHA MALINOWSKI                       -          115.95         -            -        -         -            115.95
   211507   SAMUEL FRANKEL & JEAN FRANKEL        66,293.67         -            -            -        -         -         66,293.67
   294590   SCOTT JOHNSON                             -          103.73         -            -        -         -            103.73
   160101   SEVILLE WATCH CORP                        -          112.00         -            -        -         -            112.00
107241424   SEW UNIQUE INC                           24.00         -            -            -        -         -             24.00
   315552   SINSATIONAL SWEETS                      338.65         -            -            -        -         -            338.65
180565822   SJ ALTERATIONS                        1,346.00    22,677.00   (17,893.00)   19,916.00     -         -         26,046.00
103251955   SOTHYS U.S.A. INC                         -        7,684.77         -            -        -         -          7,684.77
167230002   SPECTRUM PRODUCTS                       500.00         -            -            -        -         -            500.00
   509418   SPRINT                                1,486.92       921.26         -            -        -         -          2,408.18
   373303   STATE OF MICHIGAN                       165.00         -            -            -        -         -            165.00
   335154   SUSAN TOCZYLOWSKI                        91.40         -            -            -        -         -             91.40
112359146   SYSCO GRAND RAPIDS                    1,323.39         -            -            -        -         -          1,323.39
   530410   TERMINIX INTERNATIONAL                  158.00         -            -            -        -         -            158.00
   539242   TGI DIRECT                            2,023.22    17,940.92         -            -        -         -         19,964.14
   361507   THE FLOWER BASKET                         -           73.60         -            -        -         -             73.60
   533013   Total Armored Car Svc.                  490.78       490.78         -            -        -         -            981.56
   533015   Totalgraphics Inc                       801.53     2,577.15         -            -        -         -          3,378.68
   534940   TOWN CENTER PLAZA LLC               118,093.21         -            -            -        -         -        118,093.21
   207209   TRIPLE CROWN WATCH CO                    17.00        18.00         -            -        -         -             35.00
   549451   United Parcel Service                   850.00     5,082.01         -            -        -         -          5,932.01
803186592   UNITED PARCEL SERVICE                     -        3,554.46         -            -        -         -          3,554.46
   356802   US POSTAL SVC-NEOPOST POSTAGE             -        1,500.00         -            -        -         -          1,500.00
   358958   USPS                                      -          200.00         -            -        -         -            200.00
   321956   VERIZON FLORIDA INC                     148.02        25.17         -            -        -         -            173.19
    12814   VERIZON WIRELESS                         23.91         -            -            -        -         -             23.91
   315909   VERIZON WIRELESS                         37.10         -            -            -        -         -             37.10
   562083   Vucom Data Serv Inc                   1,842.28         -            -            -        -         -          1,842.28
788475390   WACHLER JEWELERS                         10.00         -            -            -        -         -             10.00
  1098060   Waterside Shop Pelican              114,133.38         -            -            -        -         -        114,133.38
   415218   WELLS FARGO SHAREHOLDER SVC             521.89         -            -            -        -         -            521.89
   575145   Weyco Inc                               991.53         -            -            -        -         -            991.53
   580097   WILLIAMS LEATHER CREATIONS                -           45.00         -            -        -         -             45.00
   583413   WOLF DETROIT ENVELOPE                 3,457.19         -            -            -        -         -          3,457.19
  1469794   Zephyrhills Water Co                      -           61.60         -            -        -         -             61.60
                                           ----------------------------------------------------------------------------------------
                                     TOTALS   1,199,911.32   290,835.32   (15,572.68)   24,807.38     -         -      1,499,981.34
                                           ========================================================================================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                               INSURANCE SUMMARY

                                                                PREMIUMS
                                                                  PAID
                                               POLICY            THROUGH
POLICY TYPE       INSURER/POLICY NO.           PERIOD           EXP. DATE DEDUCTIBLE            LIMITS
General
Liability         St. Paul Guardian            08/01/01-07/31/02   Yes    $5,000/occurrence     $2,000,000. General Aggregate
                  CK02102387                                              $30,000 Aggregate     $2,000,000 Products Aggregate
                                                                                                $1,000,000 Each Occurrence
                                                                                                $1,000,000 Personal & Adv.
                                                                                                injury

Automobile        St. Paul Guardian            08/01/01-07/31/02   Yes    None                  $1,000,000 Liability / UM-UIM
                  CK02102387                                              $500 Comprehensive    Physical Damage
                                                                          $2,500 Collision      Physical Damage


                                                                          $500/$2500/veh./max.  $1,000,000 Garagekeepers
                                                                          per loss              Liability
                                                                          $2,000 Collision

Workers Comp.     St. Paul Mercury             08/01/01-07/31/02   Yes    Dividend              $1,000,000 Each employee
(IN, KY, KS)      WVA2101890                                                                    $1,000,000 Disease Limit
                                                                                                $1,000,000 Each accident

Excess WC         Hartford Insurance Group     08/01/01-07/31/02   Yes    $250,000              $1,000,000 Bodily Injury by Accident
(MI/FL/OH)        35XWEQX0645                                                                   $1,000,000 Bodily Injury by Disease

Umbrella
Liability         Fireman's Fund               08/01/01-07/31/02   Yes                          $50,000,000 Each Occurrence
                  XYZ00096621834                                                                $50,000,000 Prod. Aggregate
                                                                                                $50,000,000 Aggregate

Property/Boiler   Crum & Forster ($10 mil.
                  primary)                     06/01/02-05/31/03   Yes    $250,000/occurrence   $100,000,000 Each Occurrence
                  ACE ($90 mil. excess)                                   $500,000/occ.
                                                                          flood zones A-V
                  Hartford Steam Boiler (B & M)                           2% TIV critical wind
                  C X D3 530874-A                                         $50,000/occ. boiler
                                                                          & mach.

Ocean Marine      American Home Assur.         06/01/99-05/31/03   Yes                          $2,000,000 Goods on any 1 vessel
                  87116 C                                                                       $2,000,000 Goods shipped on deck/
                                                                                                any 1 vessel
                                                                                                $2,000,000 Goods shipped any 1
                                                                                                aircraft
                                                                                                $2,000,000 Goods while at rest
                                                                                                $25,000 Goods in any one pkg. by
                                                                                                mail

Foreign Package   Great Northern Insur. Co.    08/01/01-07/31/02   Yes    $1,000                $1,000,000 Products/Completed
                  (Chubb)                                                                       Ops
                  3527-27-10                                                                    $1,000,000 Each Occurrence
                                                                                                $1,000,000 Personal &
                                                                                                Advertising Injury

                                                                                                $1,000,000 Automobile
                                                                                                Liability

                                                                                                $1,000,000 Employer's
                                                                                                Liability - ea. emp.
                                                                                                $1,000,000 Policy Limit

Directors &
Officers          Chubb                        06/01/02-05/31/03   Yes    $500,000              $10,000,000 each
                  8142-40-25                                              securities claims     claim/aggregate
                  Royal (prior year 12 mos.                               $100,000              Prior-year Excess run-off:
                  run-out)
                  PSF000439                                               non-securities claims $5,000,000 each claim/aggregate

Fiduciary
Liability         Chubb                        01/20/00-06/01/03   Yes    $10,000               $5,000,000 each claim/aggregate
                  81597020

Commercial Crime  Travelers                    07/01/02-08/30/02   Yes    $50,000 each claim    $1,000,000
                  024BY103600265BCM

NOTE:
Listing Excludes Insurance Classified as an Employee Benefit and Key-Man
Policies

Dear Vendor:



         As you are aware, on January 15, 2002, Jacobson Stores Inc., and its corporate affiliates (collectively, the "Company") each filed voluntary petitions for bankruptcy protection under Title 11 of the United States Code (the "Bankruptcy Code"). Since that time, the Company has devoted a great deal of effort to attempt to reorganize its business and return the Company to a profitable and successful retail operation. On behalf of the Company, we would like to thank you for your support during this very difficult time.

         Despite the Company's efforts, as a result of lower than expected sales, coupled with the current retail environment, the Company has been unable to meet certain of its sales covenants under its post-Chapter 11 secured, revolving credits facility, dated January 30, 2002 (the "Revolving Credit Facility"). As a result, by letter dated July 1, 2002, the lenders under the Revolving Credit Facility (the "Lenders,) declared an Event of Default under the Revolving Credit Facility (the "Default Letter"). The Lenders' delivery of the Default Letter triggered various other provisions of the Revolving Credit Facility, including, but not limited, the Lenders' right, in their sole discretion, to (a) refuse to continue to lend money to the Company, and/or (b) restrict the Company's cash outlays; and/or (c) refuse to issue, extend or renew any outstanding letters of credit beyond the current terms thereof, until such time as the Revolving Credit Facility has been re-paid in full. Needless to say, the declaration of an Event of Default materially altered the Company's ability to maintain its operations and caused the Company to file an expedited motion with the Bankruptcy Court, seeking authority to dispose of its assets by means of a Comprehensive Sale Transaction or through the conduct of "going-out-of-business" sales. An auction for certain of the Company's assets is scheduled for July 24, 2002 (the "Auction").

         In light of the Company's need to maintain operations and continue to preserve and maximize the value recovered for its assets at the Auction, the Company has prepared a budget pursuant to which it anticipates that the Lenders would continue to fund certain of the Company's operational costs (the "Wind-Down Budget"), including payment, in the ordinary course for certain merchandise scheduled to be delivered to the Company during the month of July, that was ordered under duly authorized Company Purchase Orders and in compliance with such Purchase Orders as to all terms and conditions and pay for such orders in the normal course of business.

         Unfortunately, based on its current cash flow projections and the Wind-Down Budget, the Company does not have sufficient liquidity to, at this point in time, pay for merchandise that was received by the Company prior to July 1, 2002. The Company is disclosing this information to you, not to alarm you, but to explain, in advance, why there may be a delay in your receipt of payment. However, it is the Company's intention, and in fact its obligation under the Bankruptcy Code, to treat its unpaid obligations for goods that were sold and delivered to the Company after January 15, 2002, as administrative expense claims. The Company anticipates that upon the completion of the sale of all of the Company's assets (including the Company's real estate interests, which the Company anticipates will occur in September, 2002) and payment in full to the Lenders, the Company will have sufficient cash flow in October, 2002, to tender payment in full on account of all its outstanding post-petition invoices. We hope that those of you who continue to have outstanding purchase orders scheduled for delivery in July will continue to work with the Company to enable the Company to receive the merchandise that the Company needs to carry itself through to the end of July. A representative from our Buyers department will be in contact with you to coordinate shipment and receipt of such necessary merchandise, as well as to coordinate the cancellation of certain other purchase orders for which the Company neither has the money to pay, nor, unfortunately, after the end of July, the need for.

         We cannot express in words the Company's sincere disappointment at this turn of events and we again, thank you for your support of the Company.


                                                     Very truly yours,


                                                     Jacobson Stores, Inc.

FOR IMMEDIATE RELEASE                           CONTACT:  Paul W. Gilbert
                                                          517-764-6400


JACOBSON'S TO BEGIN LIQUIDATION PROCESS AT ALL 18 STORES

         JACKSON, Mich., July 25, 2002 - Jacobson Stores Inc. today received authorization to begin liquidating over $100 million of merchandise inventory in its 18 remaining stores. Closing sales begin Friday, July 26, 2002.

         The United States Bankruptcy Court for the Eastern District of Michigan, Southern Division approved two bids, one to purchase the Company's merchandise and another to purchase its accounts receivable.

         Approval of the liquidation process follows the Company's unsuccessful attempts to sell the business as a going concern.

         A joint venture group comprised of Gordon Brothers Retail Partners LLC, SB Capital Group, LLC, Tiger Capital Group, LLC, and Buxbaum & Associates, Inc. will manage the liquidation sales for the 134-year-old specialty retailer.

         The going out of business sales will continue until all merchandise has been sold. The sales will offer storewide discounts off the lowest ticketed prices in categories such as men's, women's and children's clothing, home furnishings, giftware and fine jewelry.

         "This is a great opportunity for Jacobson's customers to find the distinctive merchandise assortments and fine gifts that they have come to expect at Jacobson's at significant discounts," said Gary Kulp of Boston-based Gordon Brothers Group, on behalf of the joint venture. "Since many of the most popular designer brand-name products will be featured in the sales, we know the stores will sell out very quickly."


         Jacobson's currently operates 18 specialty stores in Michigan, Indiana, Kentucky, Kansas and Florida. The Company's web site is located at www.jacobsons.com.

                                       ###

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                          DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                      FORM NO.          ATTACHED     ATTACHED
------------------                                                      --------          --------    -----------
Debtor Affirmations                                                     MOR - 1             Yes
Schedule of Cash Receipts and Disbursements                             MOR - 2             Yes
Bank Account Reconciliations                                            MOR - 2 (CON'T)     Yes
Statement of Operations                                                 MOR - 3             Yes
Balance Sheet                                                           MOR - 4             Yes
Status of Postpetition Taxes                                            MOR - 5             N/A
Summary of Unpaid Postpetition Debts                                    MOR - 5             N/A
Listing of aged accounts payable                                        MOR - 5             N/A
Schedule of Insurance - Listing of Policies                             MOR - 6             N/A
Appendix A - Copy of Company's 7-10-02 Letter to Merchandise Vendors    A1                  Yes
Appendix B - Copy of Company's 7-25-02 Press Release                    B1                  Yes


The statements contained within have been completed on an ACCRUAL BASIS. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
-----------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                  8/5/02
-----------------------------------------------                      -----------
Signature of Authorized Individual                                   Date



Paul W. Gilbert                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE           FALSE
----------------------------------                                                 ----           -----
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                               X
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                      X
3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                   X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
-------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                           8/5/02
---------------------------------                             -----------------
Signature of Authorized Individual                            Date

Paul W. Gilbert                                  Vice Chairman
-------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON STORES REALTY COMPANY



                                                            BANK ACCOUNTS                                   CUMULATIVE FILING TO
                                                                                              CURRENT MONTH         DATE

                                         OPERATING                                                ACTUAL            ACTUAL
                                         ---------                                                ------            ------
CASH - BEGINNING OF MONTH              $         -   $         -    $      -     $     -       $ 59,917.36      $   104,726.13
                                       ===========   ============   ========     =======       ===========      ==============

RECEIPTS                               SEE SCHEDULE A FOR DETAIL


INTERNAL TRANSFERS                               -             -           -            -           40,000             282,779

INTEREST INCOME                                  -             -           -            -                -                   -

ACCOUNTS RECEIVABLE - CREDIT &
COLL.                                            -             -           -            -                -                   -

ACCOUNTS RECEIVABLE - LOCKBOX                    -             -           -            -                -                   -

RETAIL STORE DEPOSITS                            -             -           -            -                -                   -

GOB JOINT VENTURE PROCEEDS - OZER                                                                        -                   -

REVOLVER BORROWINGS - FLEET                      -             -           -            -                -                   -

RETURN ITEMS REDEPOSITED                         -             -           -            -                -                   -

MISCELLANEOUS                                    -             -           -            -           26,754             126,107

BANKCARD CASH RECEIPTS                           -             -           -            -                -                   -

EMPLOYEE BENEFIT PLANS                           -             -           -            -                -                   -
                                       -----------   -----------    --------     -------       -----------      --------------
   TOTAL RECEIPTS                      $         -   $         -    $      -     $      -      $    66,754      $      408,886
                                       ===========   ============   ========     =======       ===========      ==============

DISBURSEMENTS                          SEE SCHEDULE A FOR DETAIL

INTERNAL TRANSFERS                               -             -           -            -                -             135,000

ELECTRONIC PAYROLL TAXES PAYMENTS                -             -           -            -                -                   -

PAYROLL                                          -             -           -            -                -                   -

COMMERCIAL LOAN PAYMENTS                         -             -           -            -           44,216             218,211

VENDOR PAYMENTS                                  -             -           -            -           10,476              63,367

ELECTRONIC SALES TAX PAYMENTS                    -             -           -            -                -                   -

RECEIPTS APPLIED TO REVOLVER
BALANCE                                          -             -           -            -                -                   -

CUSTOMER REFUNDS                                                                                         -                   -

EMPLOYEE BENEFIT PLAN PAYMENTS                                                                           -                   -

BANK FEES                                        -             -           -            -                6                  62

RETURN ITEMS                                     -             -           -            -                -                   -

MISCELLANEOUS                                                                                            -                   -

                                                 -             -           -            -                -              25,000
                                       -----------   -----------    --------     -------       -----------      --------------
   TOTAL DISBURSEMENTS                 $         -   $         -    $      -     $      -           54,699             441,639
                                       ===========   ============   ========     =======       ===========      ==============


NET CASH FLOW                          $         -   $         -    $      -     $      -      $ 12,055.20      $   (32,753.57)
                                       ===========   ============   ========     =======       ===========      ==============


CASH - END OF MONTH                    $         -   $         -    $      -     $      -      $ 71,972.56      $    71,972.56
                                       ===========   ============   ========     =======       ===========      ==============




DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)

TOTAL DISBURSEMENTS                                                                $ 54,698.74

   LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                        -

   PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                      -

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                    $ 54,698.74

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A



                                                                  COMERICA               NAT'L CITY
                                                                  --------               ----------
                                                          JSRC               JSRC           JSRC       CURRENT MONTH
                                                       1840421992         1840433591      023065398       ACTUAL
                                                       ----------         ----------      ---------
Cash - Beg                                            $   54,657.88      $   2,919.60    $  2,339.88    $   59,917
                                                      =============      ============    ===========    ==========
Receipts
Internal Transfers - from JSI                                40,000                 -              -        40,000
Interest Income                                                   -                 -              -             -
Accounts Receivable - Credit & Collections                        -                 -              -             -
Accounts Receivable - Lockbox                                     -                 -              -             -
Retail Cash/Check Sales & J-Card Store Payments                   -                 -              -             -
GOB Joint Venture Receipts - Ozer                                 -                 -              -             -
Revolver Borrowings - Fleet                                       -                 -              -             -
Return Items Redeposited                                          -                 -              -             -
Misc Deposits/Credits                                             -            26,754              -        26,754
Bankcard Receipts                                                 -                 -              -             -
Employee Benefit Plans - Payments from Providers                  -                 -              -             -
                                                      -------------      ------------    -----------    ----------
Total Receipts                                        $      40,000      $     26,754    $         -    $   66,754
                                                      =============      ============    ===========    ==========
Disbursements
Internal Transfers - to JSI                                       -                                -             -
Electronic Payroll Tax Payments                                   -                 -              -             -
Payroll                                                           -                 -              -             -
Commercial Loan Payments                                     44,216                 -              -        44,216
Vendor Payments                                                   -            10,476              -        10,476
Electronic Sales Tax Payments                                     -                 -              -             -
Receipts applied to Revolver Balance - Fleet                      -                 -              -             -
Customer Refunds                                                  -                 -              -             -
Employee Benefit Plan Payments                                    -                 -              -             -
Bank Fees                                                                           -              6             6
Return Items                                                      -                 -              -             -
Miscellaneous                                                     -                 -              -             -
Corporate Income Taxes (State of Mich)                                                                           -
                                                      -------------      ------------    -----------    ----------
Total Disbursements                                   $      44,216      $     10,476    $         6    $   54,699
                                                      =============      ============    ===========    ==========
Net Cash Flow                                         $      (4,216)     $     16,278    $        (6)   $   12,055
                                                      =============      ============    ===========    ==========
Cash End of Month                                     $   50,441.58      $  19,197.10    $  2,333.88    $71,972.56
                                                      =============      ============    ===========    ==========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                               BANK RECONCILIATION


JACOBSON STORES REALTY COMPANY

                                                                                BANK ACCOUNTS


BALANCE PER BOOKS                                     $           -      $          -    $         -    $        -
                                                      =============      ============    ===========    ==========
Bank Balance                                          SEE ATTACHED SCHEDULE B                      -             -

Plus: Deposits In Transit                                         -                 -              -             -

Less: Outstanding Checks                                          -                 -              -             -

Other                                                             -                 -              -             -
                                                      -------------      ------------    -----------    ----------
ADJUSTED BANK BALANCE                                 $           -      $          -    $         -    $        -
                                                      =============      ============    ===========    ==========

OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BANK RECONCILIATION SCHEDULE - SCHEDULE B

                                                                  COMERICA               NAT'L CITY       TOTAL
                                                                  --------               ----------
                                                          JSRC               JSRC           JSRC
                                                       1840421992         1840433591      023065398
                                                       ----------         ----------      ---------     ----------
Balance Per Books                                     $   50,441.58      $  12,271.13    $         -    $62,712.71
                                                      =============      ============    ===========    ==========
Bank Balance                                                 50,442            19,197          2,334     71,972.92
Plus: Deposits in Transit - Booked Not Banked                                       -                            -
Less: Outstanding Checks/Wire Transfers                                        (6,926)                      (6,926)
Less: Deposits in Transit - Banked not Booked                                                                    -
Misposted Entries                                                                                                -
Checks issued not on Books                                                                                       -
Interest Income not on Books                                                                                     -
Return of Direct Deposit Funds not on Books                                                                      -
Checks Cleared not O/S on Books                                                                                  -
Overdraft Charges not on Books                                                                                   -
Returned Items not on Books                                                                                      -
Interest Expense not on Books                                                                                    -
Bank Fees not on Books                                                                             6             6
Misc Deposit not on Books                                                                                        -
Bankcard Fees not on Books                                                                                       -
Bankcard Debits on Books not Bank                                                                                -
Misc variance                                                                                                    -
                                                      -------------      ------------    -----------    ----------
ADJUSTED BANK BALANCE                                 $   50,441.58      $  12,271.13    $  2,340.24    $65,052.95
                                                      =============      ============    ===========    ==========

***Our fiscal month of April ends on 5/4. Most Bank
   Statements have an ending date of 4/30.

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                             STATEMENT OF OPERATIONS
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                                             Cumulative
                                                                           Filing to date
                                                                 June          Totals
                                                                 ----          ------
Rental Income                                                $      384       $  2,089

Interest Expense                                                   (178)          (856)

Depreciation                                                       (162)          (901)

Taxes, Other than Income                                             (4)           (25)

Other Income/(Expense)                                              (66)         9,000
                                                             ----------       --------

Net Income/(Loss) b/4 Income Taxes                                  (26)         9,307

Income Taxes - Benefit/(Expense)                                      -              -
                                                             ----------       --------
                                                             -------------------------
Net Income/(Loss)                                            $      (26)      $  9,307
                                                             =========================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                ASSETS
                                ------
CURRENT ASSETS
--------------
CASH AND CASH EQUIVALENTS                                                $     66
ACCOUNTS RECEIVABLE, NET                                                      447
DUE FROM VENDORS                                                                0
INTERCOMPANY RECEIVABLE                                                    42,131
INVENTORIES                                                                     0
DEFERRED FINANCING                                                              0
OTHER PREPAIDS                                                              2,379
REFUNDABLE INCOME TAXES                                                         0
                                                                         --------

TOTAL CURRENT ASSETS                                                       45,023

TOTAL P, P & E:                                                            78,713
LESS: ACCUMULATED DEPR                                                    (49,602)
                                                                         --------
                                PROPERTY, PLANT & EQUIPMENT, NET           29,111

OTHER ASSETS:
-------------
NET GOODWILL                                                                    0
LIFE INSURANCE - CSV                                                            0
PREPAID PENSION                                                                 0
OTHER                                                                          49
                                                                         --------
TOTAL OTHER ASSETS                                                             49
                                                                         --------
TOTAL ASSETS                                                             $ 74,183
                                                                         ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                  Reporting Period: June 2, 2002 to July 6, 2002

                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                LIABILITIES & STOCKHOLDERS' EQUITY
                ----------------------------------
                        CURRENT LIABILITIES
                        -------------------
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
---------------------------------------------
ACCOUNTS PAYABLE                                            $   147
AMOUNTS DUE TO INSIDERS                                           0
ACCRUED PAYROLL                                                   0
ACCRUED PROPERTY TAXES                                            0
ACCRUED PAYROLL TAXES                                             0
ACCRUED STATE INCOME TAXES                                        0
ACCRUED SALES & USE TAXES                                         0
ACCRUED INTEREST                                                  0
ACCRUED PROFESSIONAL FEES                                         0
ACCRUED RENT/LEASE                                                0
ACCRUED OTHER                                                   615
                                                            -------

                                            SUBTOTAL            762

OTHER POST-PETITION LIABILITIES:
--------------------------------
NOTES PAYABLE - REVOLVER                                          0
INTERCOMPANY LIABILITIES                                          0
RESTRUCTURING RESERVE                                             0
DEFERRED RENT                                                     0
BANK FLOAT / OVERDRAFTS                                           0
OTHER LIABILITIES                                               967
                                                            -------

                                            SUBTOTAL            967
                                                            -------

TOTAL CURRENT POST-PETITION LIABILITIES                       1,729

LIABILITIES SUBJECT TO COMPROMISE:
----------------------------------
ACCOUNTS PAYABLE                                                  0
ACCRUED GOM CAPITAL LEASE OBLIGATION                          6,400
ACCRUED VACATION                                                  0
ACCRUED WORKERS COMPENSATION                                      0
ACCRUED INTEREST                                                  0
ACCRUED PROPERTY TAXES                                            0
OFFICER'S DEFERRED COMPENSATION                                   0
MORTGAGES                                                    32,015
DEBENTURES                                                        0
OTHER LIABILITIES                                                 0
                                                            -------
                                            SUBTOTAL         38,415
                                                            -------

TOTAL LIABILITIES                                            40,144

STOCKHOLDERS' EQUITY
--------------------
COMMON STOCK                                                    400
PAID IN SURPLUS                                                   0
TREASURY STOCK                                                    0
RETAINED EARNINGS, BEGINNING                                 24,332
CURRENT PERIOD EARNINGS                                       9,307
                                                            -------

                                            SUBTOTAL         34,039
                                                            -------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $74,183
                                                            =======

Dear Vendor:

         As you are aware, on January 15, 2002, Jacobson Stores Inc., and its corporate affiliates (collectively, the "Company") each filed voluntary petitions for bankruptcy protection under Title 11 of the United States Code (the "Bankruptcy Code"). Since that time, the Company has devoted a great deal of effort to attempt to reorganize its business and return the Company to a profitable and successful retail operation. On behalf of the Company, we would like to thank you for your support during this very difficult time.

         Despite the Company's efforts, as a result of lower than expected sales, coupled with the current retail environment, the Company has been unable to meet certain of its sales covenants under its post-Chapter 11 secured, revolving credits facility, dated January 30, 2002 (the "Revolving Credit Facility"). As a result, by letter dated July 1, 2002, the lenders under the Revolving Credit Facility (the "Lenders") declared an Event of Default under the Revolving Credit Facility (the "Default Letter"). The Lenders' delivery of the Default Letter triggered various other provisions of the Revolving Credit Facility, including, but not limited, the Lenders' right, in their sole discretion, to (a) refuse to continue to lend money to the Company, and/or (b) restrict the Company's cash outlays; and/or (c) refuse to issue, extend or renew any outstanding letters of credit beyond the current terms thereof, until such time as the Revolving Credit Facility has been re-paid in full. Needless to say, the declaration of an Event of Default materially altered the Company's ability to maintain its operations and caused the Company to file an expedited motion with the Bankruptcy Court, seeking authority to dispose of its assets by means of a Comprehensive Sale Transaction or through the conduct of "going-out-of-business" sales. An auction for certain of the Company's assets is scheduled for July 24, 2002 (the "Auction").

         In light of the Company's need to maintain operations and continue to preserve and maximize the value recovered for its assets at the Auction, the Company has prepared a budget pursuant to which it anticipates that the Lenders would continue to fund certain of the Company's operational costs (the "Wind-Down Budget"), including payment, in the ordinary course for certain merchandise scheduled to be delivered to the Company during the month of July, that was ordered under duly authorized Company Purchase Orders and in compliance with such Purchase Orders as to all terms and conditions and pay for such orders in the normal course of business.

         Unfortunately, based on its current cash flow projections and the Wind-Down Budget, the Company does not have sufficient liquidity to, at this point in time, pay for merchandise that was received by the Company prior to July 1, 2002. The Company is disclosing this information to you, not to alarm you, but to explain, in advance, why there may be a delay in your receipt of payment. However, it is the Company's intention, and in fact its obligation under the Bankruptcy Code, to treat its unpaid obligations for goods that were sold and delivered to the Company after January 15, 2002, as administrative expense claims. The Company anticipates that upon the completion of the sale of all of the Company's assets (including the Company's real estate interests, which the Company anticipates will occur in September, 2002) and payment in full to the Lenders, the Company will have sufficient cash flow in October, 2002, to tender payment in full on account of all its outstanding post-petition invoices. We hope that those of you who continue to have outstanding purchase orders scheduled for delivery in July will continue to work with the Company to enable the Company to receive the merchandise that the Company needs to carry itself through to the end of July. A representative from our Buyers department will be in contact with you to coordinate shipment and receipt of such necessary merchandise, as well as to coordinate the cancellation of certain other purchase orders for which the Company neither has the money to pay, nor, unfortunately, after the end of July, the need for.

         We cannot express in words the Company's sincere disappointment at this turn of events and we again, thank you for your support of the Company.


                                Very truly yours,


                                Jacobson Stores, Inc.
                                       A-1

FOR IMMEDIATE RELEASE                                   CONTACT: Paul W. Gilbert
                                                                    517-764-6400


JACOBSON'S TO BEGIN LIQUIDATION PROCESS AT ALL 18 STORES

         JACKSON, Mich., July 25, 2002 - Jacobson Stores Inc. today received authorization to begin liquidating over $100 million of merchandise inventory in its 18 remaining stores. Closing sales begin Friday, July 26, 2002.

         The United States Bankruptcy Court for the Eastern District of Michigan, Southern Division approved two bids, one to purchase the Company's merchandise and another to purchase its accounts receivable.

         Approval of the liquidation process follows the Company's unsuccessful attempts to sell the business as a going concern.

         A joint venture group comprised of Gordon Brothers Retail Partners LLC, SB Capital Group, LLC, Tiger Capital Group, LLC, and Buxbaum & Associates, Inc. will manage the liquidation sales for the 134-year-old specialty retailer.

         The going out of business sales will continue until all merchandise has been sold. The sales will offer storewide discounts off the lowest ticketed prices in categories such as men's, women's and children's clothing, home furnishings, giftware and fine jewelry.

         "This is a great opportunity for Jacobson's customers to find the distinctive merchandise assortments and fine gifts that they have come to expect at Jacobson's at significant discounts," said Gary Kulp of Boston-based Gordon Brothers Group, on behalf of the joint venture. "Since many of the most popular designer brand-name products will be featured in the sales, we know the stores will sell out very quickly."

Jacobson's currently operates 18 specialty stores in Michigan, Indiana, Kentucky, Kansas and Florida. The Company's web site is located at www.jacobsons.com.

                                       ###



                                       B-1